SCHEDULE 14C/A

(Amendment No. 3)

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]           Definitive Information Statement

Integrated Media Holdings, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]                  No Fee Required.

[   ]                 Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)                 Title of each class of securities to which transaction applies:
2)                 Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
4)                 Proposed maximum aggregate value of transaction:
5)                 Total fee paid:

[   ]                  Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1)           Amount previously paid:
2)           Form, Schedule or Registration Statement No.:
3)           Filing Party:
4)           Date Filed:

INTEGRATED MEDIA HOLDINGS, INC.
524 East Weddell Drive
Sunnyvale, CA 94089
Telephone (408) 744-1331– Facsimile (408) 744-1711

NOTICE OF ACTION TAKEN AND TO BE TAKEN PURSUANT TO THE WRITTEN

CONSENT OF THE MAJORITY STOCKHOLDERS IN LIEU OF

A SPECIAL MEETING OF THE STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of common stock and preferred stock of Integrated Media Holdings, Inc. (the “Company,” “us,” “we,” or “our”), that as of the close of business on February 8 ___________, 2008 (the “Record Date”) that on ________, 2008 , our board of directors and stockholders holding a majority of our voting shares will vote in favor of the following resolutions:

•	A reverse stock split of our common stock outstanding as of ____________ (the “Record Date”) on the basis of one post-split share for every thirty (30) pre-split shares (the “Reverse Stock Split”);

•	Reincorporation in Nevada and change of our corporate name by merger with and into our wholly-owned Nevada subsidiary, Arrayit Corporation;

•	The Articles of Incorporation of our Nevada subsidiary will become the Articles of Incorporation of the Company on the effective time of the reincorporation and reverse split; and

•	The ratification of the amendments to our Series A Preferred Stock and Series C Preferred Stock which is described in greater detail below.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions have been approved by our board of directors and will be approved by shareholders holding 2,926,786 shares of our Series A Preferred Stock, which in aggregate can vote a total of 28,097,155 shares of our voting stock and shareholders holding 100,000 shares of our Series C Preferred Stock, which in aggregate can vote a total of 35,000,000 shares of our voting stock, representing an aggregate of 63,097,146 voting shares or 70.8% of our total voting shares based on 89,096,378 voting shares outstanding (the “Majority Shareholders”).    The total of 89,096,378 voting shares outstanding represents 17,499,262 shares of common stock issued and outstanding, which each vote one (1) share on shareholder matters, a total of 3,697,611 shares of Series A Preferred Stock issued and outstanding, which each vote 9.6 shares on shareholder matters, and a total of 103,143 shares of our Series C Preferred Stock issued and outstanding, which each vote 350 shares on shareholder matters .

The accompanying Information Statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended , and Regulation 14C and Schedule 14C thereunder.

We are mailing the Information Statement on or about ___________, 2008 to stockholders of record of the Company at the close of business on the Record Date.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN, INSTEAD, THE MATTERS DESCRIBED ABOVE WILL BE APPROVED BY A WRITTEN CONSENT TO ACTION WITHOUT MEETING SIGNED BY THE COMPANY’S BOARD OF DIRECTORS AND MAJORITY SHAREHOLDERS.

By Order of the Board of Directors,

_____________________________________________
Rene’ A. Schena, Chairman and Chief Executive Officer

November _____, 2008

TABLE OF CONTENTS

SUMMARY
QUESTIONS AND ANSWERS

OUTSTANDING SHARES AND VOTING RIGHTS AT ______________, 2008
RECENT CHANGE IN CONTROL OF THE COMPANY

TELECHEM
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

REVERSE STOCK SPLIT
REINCORPORATION IN NEVADA
Principal Reasons for Reincorporation
Principal Features of the Reincorporation
How to Exchange Company Certificates for Arrayit Certificates
Capitalization
Significant Differences Between the Corporation Laws of Nevada and Delaw are
DEFENSES AGAINST HOSTILE TAKEOVERS
APPRAISAL RIGHTS
CHANGE OF CORPORATE NAME
ADDITIONAL INFORMATION

SUMMARY

OVERVIEW
Effective February 21, 2008, TeleChem International, Inc., a Delaware corporation, became a wholly owned, Nevada, subsidiary of the Company by merger into the Company’s wholly owned Nevada subsidiary.  The three transactions summarized below simultaneously will:  (i) reincorporate the Company from Delaware to Nevada, (ii) consolidate (“reverse split”) the outstanding shares of the Company’s common stock in the ratio of 1 new share for each 30 old shares, without affecting the number of outstanding shares of Series A Preferred Stock or Series C Preferred Stock ; and (iii) change the corporate name of the Company to Arrayit Corporation

TRANSACTION:	Reincorporation in Nevada
PURPOSE:	To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, See “Reincorporation in Nevada - Principal Reasons for Reincorporation”
METHOD:	Merger of the Company with and into our wholly-owned Nevada subsidiary, Arrayit Corporation. See “Reincorporation in Nevada - Principal Features of the Reincorporation.”

TRANSACTION:	Reverse Stock Split
PURPOSE:	To increase the market price of our common stock in order to attract more investor interest.
EXCHANGE RATIOS:
One (1) share of Arrayit common stock will be issued for each 30 of our shares of common stock held as of the record date and cash payment for each fractional share of Arrayit common stock that would otherwise be issued.  See “Reincorporation in Nevada – Principal Features of the Reincorporation.”

One (1) share of Arrayit Series A Preferred Stock will be issued for each one (1) share of our Series A Preferred Stock held as of the record date.  As a result of the Reverse Stock Split of our issued and outstanding common stock, the conversion ratio of our Series A Preferred Stock will be automatically reduced to 0.32 shares of common stock for each one (1) share of Series A Preferred Stock converted, which conversion ratio equals the prior conversion ratio, 9.6 divided by 30 in connection with the Reverse Stock Split.

The Company’s outstanding shares of Series C Preferred Stock will not be affected by the reverse stock split and will instead convert into Series C Preferred Stock of Arrayit upon the effective date of the reverse split, with substantially similar rights as the Company’s Series C Preferred Stock as amended.

See “Reincorporation in Nevada – Principal Features of the Reincorporation.”

TRANSACTION:	Change corporate name to Arrayit Corporation
PURPOSE:	A new corporate name to more accurately reflect the business of the Company.
METHOD:	Merger of the Company with and into our wholly-owned Nevada subsidiary, Arrayit Corporation.
RECORD DATE:	_________, 2008
EFFECTIVE DATE:	_________, 2008
ADDITIONAL PROVISIONS:
Exchange of outstanding certificates representing shares of Company common stock for certificates representing shares of Arrayit common stock.  See “Reincorporation in Nevada - How to Exchange Company Certificates for Arrayit Certificates.”

TRANSACTION:	Approval of the Amendments to the Company’s Series A Preferred Stock and Series C Preferred Stock.
PURPOSE:	To clarify certain and amend certain matters included in the terms of such preferred stock.
METHOD:	The Company’s Majority Shareholders will approve the amendments to the Company’s Series A and Series C Preferred Stock pursuant to a written consent to action without meeting.

The beneficial owners of approximately 70.8% of the total voting shares of the Company’s capital stock entitled to vote on these matters will approve the adoption of the Reverse Stock Split, the Reincorporation, the New Articles, the amendments to the Series A Preferred Stock and Series C Preferred Stock and the name change by a written consent to action without meeting dated as of ___________, 2008.  This Information Statement is furnished only to inform stockholders of the Company of the above actions which will be taken by the Majority Shareholders of the Company before such action can take effect in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Because the consenting stockholders holding a majority of the voting rights of all of the outstanding shares of capital stock will vote in favor of the foregoing proposals by resolution on ____________, 2008, have sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the New Articles to affect the Reverse Stock Split, the Reincorporation and name change is authorized by Section 228(a) of the Delaware General Corporation Law (“DGCL”), which provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.  In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the Reverse Stock Split and other actions described herein as early as possible in order to accomplish the purposes of the Company as hereafter described, the board of directors of the Company believes it is in the best interests of the shareholders to utilize the written consent of stockholders holding a majority of the voting power of the Company, rather than holding a special meeting of shareholders.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 228(e) of the DGCL.

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about __________ ___, 2008.  The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Integrated Media Holdings, Inc. a Delaware corporation into a Nevada corporation .  These questions do not, and are not intended to, address all the questions that may be important to you.  You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHY IS THE COMPANY REINCORPORATING TO NEVADA?

A:  Nevada imposes no income taxes or franchise taxes on Nevada corporations.  We believe that we will be able to save tax expenses in Nevada levied on our profitable operation.

Q:  WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE REINCORPORATION?

A:  The board of directors has already approved the reincorporation plan and will receive the written consent of our shareholders who are officers and directors, and the Majority Shareholders which represent a majority of our outstanding voting shares .  Under Delaware General Corporation Law and our Certificate of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote on it. Since we already have received confirmation that a majority of our voting shares will approve the transactions discussed herein , a formal shareholders meeting is not necessary and represents a substantial and avoidable expense.

Q:  WHAT ARE THE PRINCIPAL FEATURES OF THE REINCORPORATION?

A:  The reincorporation will be accomplished by a merger of the Company with and into our wholly owned subsidiary, Arrayit Corporation, a Nevada corporation (“Arrayit”).  One fully paid and non-assessable share of Arrayit will be issued for each 30 outstanding shares of our common stock.   Our Series A Preferred Stock and Series C Preferred Stock will not take part in the reverse split, and as such, one fully paid and non-assessable share of Arrayit’s Series A Preferred Stock and Series C Preferred Stock will be issued for each one outstanding share of our Series A Preferred Stock and Series C Preferred Stock that are held by our Series A Preferred Stock and Series C Preferred Stock shareholders, respectively .  In addition, cash will be paid for any fractional share that would be issuable to any holder of our common stock (at the equivalent of $_____ per share) as a result of the reincorporation.  Additionally, as a result of the Reverse Stock Split of our issued and outstanding common stock, the conversion ratio of our Series A Preferred Stock will be automatically reduced to 0.32 shares of common stock for each one (1) share of Series A Preferred Stock converted, which conversion ratio equals the prior conversion ratio, 9.6 divided by 30 in connection with the Reverse Stock Split.    The shares of the Company will cease to trade on the over-the-counter bulletin board market and the shares of Arrayit will begin trading in their place beginning on the effective date of the reincorporation, under a new trading symbol and new CUSIP number that has not yet been assigned.  Other securities of the Company, such as options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will also be exchanged for similar securities issued by Arrayit, adjusted in connection with the Reverse Stock Split.

Q:  HOW WILL THE REINCORPORATION AFFECT THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK WE ARE AUTHORIZED TO ISSUE?

A:  Upon completion of the reincorporation, the number of common shares we are authorized to issue will increase from 100 million to 480 million and the number of preferred shares we are authorized to issue will increase from 5 million to 20 million.

Q:  AFTER COMPLETION OF THE REINCORPORATION, REVERSE SPLIT AND REINCORPORATION, AND CONVERSION OF ALL SHARES OF CONVERTIBLE STOCK AND OUTSTANDING DEBT, HOW MANY SHARES WILL BE OUTSTANDING?

A:  After completion of the actions described in this Information Statement, the 17,499,262 outstanding shares of the Company’s common stock will convert into 583,309 shares of Arrayit’s common stock (not including any fractional shares of common stock purchased in connection with the Reverse Stock Split), the 3,697,611 outstanding shares of Series A Preferred Stock will convert into 3,697,611 outstanding shares of Arrayit’s Series A Preferred Stock, and the 103,143 outstanding shares of the Company’s Series C Preferred Stock will automatically convert into 103,143 shares of Arrayit’s Series C Preferred Stock. The reincorporation will also trigger the forgiveness of a total of $1,993,450 of principal outstanding debt of the Company along with various accrued and unpaid interest, and the cancellation of 2,926,787 shares of Series A Preferred Stock shares and the cancellation of 593,314 pre-Reverse Stock Split shares (19,778 post Reverse Stock Split shares) of our common stock by various unrelated shareholders pursuant to individual agreements between such shareholders, the holders of the Company’s debt and the Company for the issuance of 12,478,357 newly issued post-Reverse Stock Split shares of our common stock (collectively the “Cancellations”).  Therefore, subsequent to the Reverse Stock Split and after the Cancellations , the total number of outstanding shares of common stock the Company will have will be 13,041,888 (the 593,314 post-Reverse Stock Split shares minus the 19,778 cancelled common shares as a result of the Cancellations); the total number of Series A Preferred Stock shares will be 770,824 shares (the 3,697,611 original shares minus the 2,926,787 cancelled Series A Preferred Stock shares as a result of the Cancellations), and the total number of Series C Preferred Stock shares outstanding will remain at 103,143 shares.

Q:  HOW WILL THE REINCORPORATION AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A:  Our officers, directors and employees will become the officers, directors and employees of Arrayit after the effective date of the reincorporation.  Arrayit will continue our business at the same locations and with the same assets.

Q:  HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A:  After the Telechem merger and before any of the actions described in this Information Statement, the outstanding security holders of the Company’s common stock represent 19.6% of the Company’s total voting shares, the outstanding security holders of the Company’s Series A Preferred Stock represent 39.8% of the Company’s total voting shares, and the holders of the Company’s Series C Preferred Stock represent 40.5% of the Company’s total voting shares.  Following the effective date of the reincorporation, increase in authorized shares, name change, reverse split, and Cancellations , subject only to insignificant differences relating to the purchase of fractional shares, all of the Company’s current common stockholders will hold in aggregate 26.4% of the Company’s total voting shares, the Company’s Series A Preferred Stock shareholders will hold in aggregate 0.5% of the Company’s total voting shares, and the Company’s Series C Preferred Stock shareholders will hold 73 .1% of the Company’s voting shares.

Q:  HOW DOES THE REINCORPORATION, REVERSE SPLIT AND REINCORPORATION RELATE TO OUR MERGER WITH TELECHEM?

A:  The actions described in this information statement are an integral part of the reorganization and recapitalization of the Company in order to move forward as a modern life sciences company incorporated in a more friendly corporate tax jurisdiction, with an appropriate name and capital structure.

Q: HOW DO I EXCHANGE COMPANY CERTIFICATES FOR CERTIFICATES OF ARRAYIT?

A:  Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing our shares to the address set forth in the letter.  Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Arrayit will issue a new certificate representing the number of whole shares of Arrayit as soon as practical after the effective date of the reincorporation. If you hold our stock in street name or in a brokerage account, we encourage you to request that certificate be issued to you so that you can exchange it for a certificate representing shares of Arrayit.

Q:  WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A:  You are not required to surrender certificates representing Company shares to receive shares of Arrayit.  Until you receive shares of Arrayit you are entitled to receive notice of or vote at stockholder meetings and receive dividends or other distributions on the shares of Arrayit.

Q:  WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A:  If you have lost your Company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued.  You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion.

Q:  CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: No. Under the General Corporation Law of the State of Delaware, you are not entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:  WHO WILL PAY THE COSTS OF REINCORPORATION?

A.  Arrayit will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement and the cost of exchanging certificates representing shares of the Company for certificates representing shares of Arrayit. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:  WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A:  We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Arrayit that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.

OUTSTANDING SHARES AND VOTING RIGHTS AT __________, 2008

As of ________, 2008, the record date for the consent to action authorizing the actions described in this Information Statement (the “Record Date”) the Company’s authorized capitalization consisted of 100,000,000 shares of common stock, $.001 par value per share, of which 17,499 ,262 shares were issued and outstanding, and 5,000,000 shares of preferred stock, $.001 par value per share , of which 1 ,000 shares had been designated as Series A Preferred Stock, 100 ,000 had been designated as Series B Preferred Stock, and 103,143 had been designated as Series C Preferred Stock.   A total of 3,697,611 shares of Series A Preferred Stock, no shares of Series B Preferred Stock, and 103,143 shares of Series C Preferred Stock were issued and outstanding as of the Record Date .  Each share of Series A Preferred Stock entitles its holder to 9.6 votes (based upon the 9.6-to-1 conversion ratio) on each matter submitted to the stockholders and each share of Series C Preferred Stock entitles its holder to 350 votes on each matter submitted to the stockholders (based upon the 350-to-1 conversion ratio).   Holders of common stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock.  Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders.   Therefore, as of the Record Date, the common stock shareholders were able to vote 17,499,262 voting shares, the Series A Preferred Stock shareholders were able to vote a total of 35,497,066 voting shares, and the Series C Preferred Stock shareholders were able to vote 36,100,050 voting shares, which in aggregate represented 89,096,378 total voting shares as of the Record Date.

The following table sets forth information regarding the beneficial ownership of our common stock and preferred stock by the officers, directors and shareholders holding beneficial ownership of greater than five percent of the Company’s common stock:

Name and Address of Beneficial Owner	Common Stock		Total Voting Percentage of Common Stock	Series A Preferred Stock	Total Voting Percentage of Series A Preferred Stock	Total Shares The Series A Preferred Stock are Able to Vote	Series C Preferred Stock	Total Voting Percentage of Series C Preferred Stock	Total Shares The Series C Preferred Stock are Able to Vote	Total Voting Shares Based on All Voting Shares Outstanding	Total %

Officers and Directors
Rena’ A Schena, Chief Executive Officer, Chief Financial Officer and Director 524 East Weddell Drive Sunnyvale, California 94089	0		0.0%	0	0.00%	0	42,857	41.6%	14,999,950	14,999,950	16.8%
Mark Schena, Director 524 East Weddell Drive Sunnyvale, California 94089	0		0.0%	0	0.00%	0	14,286	13.9%	5,000,100	5,000,100	5.6%
William L. Sklar, Director 524 East Weddell Drive Sunnyvale, California 94089	19,996	(1)	0.1%	98,807	2.67%	948,543	0	0.0%	0	968,539	1.1%
Todd Martinsky, Director 524 East Weddell Drive Sunnyvale, California 94089	0		0.0%	0	0.00%	0	28,571	27.7%	9,999,850	9,999,850	11.2%
Paul K. Haje Director of Advertising and Public Relations 524 East Weddell Drive Sunnyvale, California 94089	0		0.0%	0	0.00%	0	14,286	13.9%	5,000,100	5,000,100	5.6%

Greater Than 5% Shareholders
WV Fiber, LLC (2)	4,055,448		23.2%	0	0.00%	0	0	0.0%	0	4,055,448	4.6%
Mashrua Shipping & Transport Ltd. (3)	1,000,000		5.7%	0	0.00%	0	0	0.0%	0	1,000,000	1.1%

WEM Equity Capital Investments, Ltd. 3111 Rosemary Park Lane Houston, Texas 77082(4)	71,946	(1)	0.4%	355,505	9.61%	3,412,851	0	0.0%	0	3,484,797	3.9%
Briarpatch, Ltd. 2038 Albans, Houston, Texas 77005(5)	71,946	(1)	0.4%	355,505	9.61%	3,412,851	0	0.0%	0	3,484,797	3.9%
Donald Sapaugh 12000 Westheimer Suite 340 Houston, Texas 77077	44,003	(1)	0.3%	217,432	5.88%	2,087,349	0	0.0%	0	2,131,352	2.4%
Hunter Carr 12000 Westheimer Suite 340 Houston, Texas 77077	43,452	(1)	0.2%	214,707	5.81%	2,061,187	0	0.0%	0	2,104,639	2.4%
First Sage Equity, Inc. (6) 227 Edgewood Friendswood, Texas 77546	50,137	(1)	0.3%	247,739	6.70%	2,378,293	0	0.0%	0	2,428,430	2.7%
Phillip Johnson 12000 Westheimer Suite 340 Houston, Texas 77077	41,781	(1)	0.2%	206,449	5.58%	1,981,911	0	0.0%	0	2,023,691	2.3%
Jukka Tolonen	40,151	(1)	0.2%	198,398	5.37%	1,904,616	0	0.0%	0	1,944,768	2.2%
Fairfield Financing, Inc. (7) 221 West Exchange Ave. Suite 221 Ft. Worth, Texas 76184	50,137	(1)	0.3%	247,739	6.70%	2,378,293	0	0.0%	0	2,428,430	2.7%

All of the Officers and Directors as a Group (5 Persons)	19,996		0.1%	98,807	2.67%	948,543	100,000	97.0%	35,000,000	35,968,539	40.4%

The table above does not include the potential conversion rights of any of the Company’s outstanding convertible notes, as such note holders have agreed, pursuant to the terms of privately negotiated agreements to sell such outstanding notes, certain shares of common stock and Series A Preferred Stock to certain individuals and entities, including certain of those individuals and entities described above in connection with the Cancellations.  A requirement of the negotiation of the transactions contemplated in connection with the Cancellations was that the ownership of the convertible notes would rest in the name of the individuals and entities who agreed to purchase such notes, Series A Preferred Stock and common stock and that the only transactions which would be undertaken in connection with the extinguishment of the convertible notes would be the Cancellations.

(1)  Held under the terms of a custodian agreement that grants exclusive voting, dispositive and any other economic rights to the beneficial owners named in the agreements and provides that no beneficial owner is affiliated with any other beneficial owner and the beneficial owners are not acting and will not act as a group.

(2) The Company is not aware of the individual with investment authority over the shares beneficially owned by WV Fiber, LLC, which entity is currently in Bankruptcy.
(3) The Company is not aware of the individual with investment authority over the shares beneficially owned by Mashrua Shipping & Transport Ltd.
(4)  The natural person with dispositive authority over securities of the company is William E. McIlwain at the above address.
(5)  The natural person with dispositive authority over securities of the company is Brad Fleming at the above address.
(6) The natural person with dispositive authority over securities of the company is Joe Wiley.
(7) The natural person with dispositive authority over securities of the company is O. Preston Smith.

RECENT CHANGE IN CONTROL OF THE COMPANY

Effective February 21, 2008, the Company completed the Plan and Agreement of Merger by and among the Company, TeleChem International, Inc., the majority shareholders of TeleChem, Endavo Media and Communications, Inc., a Delaware corporation and TCI Acquisition Corp., a Nevada corporation, and wholly owned subsidiary of the Company.  Consummation of the merger did not require a vote of our shareholders.  The Company issued 103,143 shares of Series C Preferred Stock to the shareholders of TeleChem on or about February 21, 2008 , in exchange for 100% of the equity interests of TeleChem resulting in TeleChem becoming a wholly owned subsidiary of the Company.  The Series C Preferred Stock is convertible into 36,100, 050 shares of common stock a the option of the holder , after, but not before, the effective date of the reverse split described in this Information Statement, and only pursuant to the terms and conditions of the Series C Preferred Stock as amended (as described below).

The reincorporation will also trigger the forgiveness of a total of $1,993, 450 of principal outstanding debt of the Company along with various accrued and unpaid interest (totaling approximately $3,457,699 as of September 30, 2008), and the cancellation of 2,926,786 Series A Preferred Stock shares and the cancellation of 593,314 pre-Reverse Stock Split shares (19,778 post Reverse Stock Split) of our common stock by various unrelated shareholders pursuant to individual agreements between such shareholders, the holders of the Company’s debt and the Company for the issuance of 12,478,357 newly issued post-Reverse Stock Split shares of our common stock (collectively the “Cancellations”).  Therefore, subsequent to the Reverse Stock Split and after the Cancellations, the total number of outstanding shares of common stock the Company will have will be 13,041,888 (the 593,314 post-Reverse Stock Split shares minus the 19,778 cancelled common shares as a result of the Cancellations); the total number of Series A Preferred Stock shares will be 770,824 shares (the 3,697,611 original shares minus the 2,926,787 cancelled Series A Preferred Stock shares as a result of the Cancellations), and the total number of Series C Preferred Stock shares outstanding will remain 103,143 shares.

The effect of the conversions is reflected in the table in the section entitled “Information Regarding Beneficial Ownership of Principal shareholders, Directors and Management.”

The conversion of the shares of Series C Preferred Stock and certain of the Cancellations will simplify the Company’s balance sheets and make the financial performance of the Company easier for investors to understand.

On the effective date of the merger, the following persons will serve as executive officers and directors to serve for the next year and until their successors are elected and qualified.

NAME	AGE	POSITION

Rene’ A. Schena	45	Chairman , Director, CEO & CFO

Todd J. Martinsky	43	Director, Vice President & COO

Mark Schena, Ph.D.	45	Chief Technology Officer, Director, Secretary & Treasurer

William L. Sklar	60	Director

Paul Haje	52	Director of Advertising and Public Relations

Ms. Schena holds a degree in Language Studies from the University of California Santa Cruz.  She has 23 years experience in international business, including translation, contract documentation and commodities trading with a subsidiary of ConAgra from 1985 to 1988, and as a chemical import and distribution specialist, department manager, and later President of NuSource Chemical Corporation.

She founded TeleChem International, Inc. in 1993, continuing the import and export chemical distribution specialty, expanding into government bid business, and moving into the biotech sector in 1996.  TeleChem is a market leader in DNA microarray technology, providing tools and expertise for the explosive functional genomics and diagnostic screening markets.  In 2002 and again in 2003, TeleChem made Inc. Magazine’s list of the top 500 fastest growing privately held companies in the USA. In 2005, the Silicon Valley Business Journal recognized Ms Schena as the President of the 11th largest woman-owned business enterprise in the Silicon Valley.  Ms. Schena’s long-term contacts in the chemical industry, strong business background and management expertise are key contributions to TeleChem's infrastructure.  Ms. Schena is the sister of Mr. Martinsky and the wife of Dr. Schena.

Mr. Martinsky , Co-founder of TeleChem International, Inc., previously served as director of education and consulting at the Codd and Date Consulting Group.  Mr. Martinsky has led the ArrayIt Division to play a significant role in the microarray industry. He has authored several book chapters and other scientific literature and has become an internationally recognized lecturer, writer, consultant and teacher.  In addition to providing consulting services, Mr. Martinsky has spearheaded ArrayIt’s technical support team since 1997. Along with his daily technical and business direction of the ArrayIt Product line, Mr. Martinsky established successful alliances with corporate partners in manufacturing, reagents, equipment and distribution.  He is responsible for an educational outreach program that ensures that the broadly patented ArrayIt Micro Spotting Device is applied in the field with optimal scientific and technological accuracy. He is currently serving on the panel that is crafting future regulatory requirements for microarray manufacturing for the United States Pharmacopeia.  Mr. Martinsky is the brother of Ms. Schena.

Dr. Schena is a world-renowned biochemist whose research focuses on microarray technology, genomics, proteomics, genotyping, molecular diagnostics, and gene expression.  Dr. Schena and his colleagues at Stanford University published the first paper on microarrays in 1995 (Science 270, 467-470), catalyzing the explosive proliferation of microarray technology at academic and commercial institutions internationally.  The 95’ Science paper is the most highly cited paper in the history of Arabidopsis research and a recent article in The Scientist places Dr. Schena at positions 1 and 2 on the “microarray family tree”, confirming his role as the founder of microarray technology and substantiating his status as the Father of Microarray Technology. More than 20,000 laboratories in 35 countries are using microarrays to explore basic questions in biology, chemistry, agriculture and medicine, and the proliferation of the technology has resulted in more than 26,000 publications since the original 95’ Science publication. Dr. Schena is the husband of Ms. Schena.

Dr. Schena’s success can be traced to an incomparable scientific pedigree. He trained as a postdoctoral fellow with Dr. Ronald W. Davis in the Department of Biochemistry at the Beckman Center at Stanford University, and earned a Ph.D. with Dr. Keith R. Yamamoto in the Department of Biochemistry at UCSF, graduating first in an exceptional class.  Dr. Schena performed his undergraduate thesis work with Dr. Daniel E. Koshland, Jr. in the Biochemistry Department at UC Berkeley, earning a baccalaureate degree with greatest achievement and highest honors in 1984.  As a professional scientist, he has authored more than thirty scientific papers and books on subjects ranging from bacteria and yeast to plants and humans, and has campaigned tirelessly with scientists, physicians, federal regulatory agencies, granting agencies, and charitable organizations to promote microarray technology for the betterment of humankind. Dr. Schena edited the first two books on microarrays, DNA Microarrays: A Practical Approach by Oxford University Press, and Microarray Biochip Technology by Eaton Publishing Company, wrote the first microarray textbook Microarray Analysis for J. Wiley & Sons, and the first book on the proteomic applications of microarrays entitled Protein Microarrays by Jones & Bartlett.  Dr. Schena has recently completed a new methods book DNA Microarrays-Methods Express for Scion Publishing, and continues to lecture widely, having given more than 120 speeches in 15 countries since 1995. Dr. Schena was featured as one of the “Stars of Genomics” on the NOVA television special Cracking the Code of Life, which received more than 100,000,000 viewers worldwide, and is the most highly funded science documentary in United States history.

Dr. Schena is currently a Visiting Scholar and Consultant in the ArrayIt® Life Sciences Division at TeleChem International, Inc.  Dr. Schena is also the Chairman of NGS-ArrayIt, Inc and the Founder and President of Mark Schena Inc., an educational consulting company providing consulting services to a host of leading organizations such as Affymetrix, AlphaGene, ArrayIt, Biodot, Cartesian Technologies, Clontech, diaDexus, General Scanning, Genomic Solutions, GSI Lumonics, Incyte Pharmaceuticals, Irell and Manella, Johnson & Johnson, Morrison & Foerster, Motorola, Packard Instruments, Perkins Coie, Roche, Synteni, Technology Mentors, TeleChem International, Wilson Sonsini, Goodrich & Rosati, and others.  Dr. Schena resides with Ms. Rene Schena, the Founder and President of TeleChem International, Inc., in Los Altos, California.

Mr. Sklar has served as a consultant with Willmar Management Corp. since 1988.  Since September 2004 Mr. Sklar has been the Chairman and a Director of PaperFree Medical Solutions, Inc., a company trading on the OTC BB.  Since October 26, 2005 Mr. Sklar has been a director of Radiate Research a public company.  From July 1983 to October 1988 Mr. Sklar was the owner of Western Bag & Burlap a textile manufacturer.  Mr. Sklar   holds a Bachelor of Commerce from the University of Toronto.

Mr. Haje joined TeleChem in 1999 as the Director of Advertising and Public Relations.  He has successfully produced 63 major trade shows in the USA and Canada, 17 workshops, 11 VIP events, 76 unique full page print advertising campaigns, 18 direct mail campaigns, e-mail blasts, web site imagery and two full color company catalogs.  In 2003, Mr. Haje won the 2003 Signet Advertising Award for Best Full Page Ad in the life sciences sector.  Mr. Haje represented the company at the United States Food and Drug Administration’s Microarray Quality Control projects I and II, drawing important attention in the scientific press to the company and its H25K Whole Human Genome Chip.  H25K was one of only seven microarray platforms allowed to participate in the project, including Affymetrix, Agilent, Illumina, GE Healthcare and Applied BioSystems.  Mr. Haje has promoted the ArrayIt brand name through company exposure on prime time television, in cover stories, feature articles, trade publications, newsletters and web broadcasts.  TV includes PBS NOVA, ABC Night Line, CNBC Business Odyssey.  He has regularly booked cover stories and feature articles in Science, The Scientist, Nature, Genetic Engineering News, BioTechniques, Genome Technology, American Chemical Society, JAMA, PharmaGenomics, Genomics and Proteomics, BioScience Technology, BioArray News, BioInform, and Genome Web.

TELECHEM

TeleChem, the Company’s wholly owned subsidiary, is a result of the February 21, 2008 merger of TeleChem and the Company’s wholly-owned Nevada subsidiary.   TeleChem’s business activities are in the life sciences, chemical trading and disease diagnostics areas.  It was founded in 1993 by Rene’ Schena and Todd Martinsky as a chemical import and export trading company.  TeleChem’s chemicals division provides customers with the raw materials required for plastics, water soluble fertilizers, and alternative fuels.  TeleChem entered the biotechnology sector with the creation of the Arrayit® Life Sciences Division in 1996.  Because of the public interest in the Human Genome Project and microarray technology, TeleChem focused on microarray products and services for the research, pharmaceutical and diagnostics markets.  TeleChem’s Arrayit® Division currently provides its patented microarray platform (US 6,101,946) to more than 3,000 installations serving an estimated 10,000 laboratories, making it the most widely used microarray technology in the world.  Supporting instruments, kits, reagents, and hardware complete the Arrayit® line of more than 400 products making up what management believes is a universal microarray platform for any type of biomolecule.

During the year 2001, the Diagnostics Division was started in order to leverage the patented (6,913,879) multi-patient technology for genetic screening and testing.  This next generation microarray format allows clinical laboratories to examine tens of thousands of patients on a single microarray, providing much more cost-effective gene information for population-wide diagnostics than traditional “single patient” microarrays.  The company is currently developing or has developed tests for many major human diseases including cystic fibrosis, sickle cell anemia, and cancer.   Arrayit intends to compete in the $20 billion molecular diagnostics arena.

The TeleChem customer base includes major universities, pharmaceutical and biotech companies, agricultural and chemical companies, government agencies, national research foundations and private sector enterprises around the world.  The company website receives more than 1,000,000 hits per month and the Shopping Cart allows on-line product ordering 24 hours a day. The website makes available the Electronic Library free-of-charge to the tens of thousands of researchers worldwide who wish to keep pace with the microarray literature. TeleChem scientists were featured on NOVA’s television show “Cracking the Code of Life” in 2001.  The company received the Rising Star Award from the City of Sunnyvale in 2002 and 2003, the Silicon Valley Top 50 Award from the San Jose Business Journal in 2003, and consecutive selection to the Inc. 500 List in 2002 and 2003 by Inc. magazine.

TeleChem’s principal office is in Sunnyvale, California. TeleChem presently has nine employees and three full-time consultants .

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL

SHAREHOLDERS, DIRECTORS AND MANAGEMENT
FOLLOWING THE REVERSE STOCK SPLIT AND REINCORPORATION

The following table sets forth certain information regarding the beneficial ownership of our common and preferred stock immediately after the effective date of the reincorporation of the Company, taking into account the Reverse Stock Split and Cancellations, with respect to (i) each director of the Company; (ii) each executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) each party known by us to be the beneficial owner of more than 5% of our capital voting stock.  Unless otherwise indicated, the mailing address for each party listed below is c/o Integrated Media Holdings, Inc., 524 East Weddell Drive, Sunnyvale, CA 94089.  This table is based upon information supplied by current and former officers, directors and principal stockholders.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the stockholders named in this table have sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 13,041,888 shares of our common stock outstanding immediately after the reverse split. Subsequent to the Reverse Stock Split and after the Cancellations, the total number of outstanding shares of common stock the Company will have will be 13,041,888 (the 593,314 post-Reverse Stock Split shares minus the 19,778 cancelled common shares as a result of the Cancellations); the total number of Series A Preferred Stock shares will be 770,824 shares (the 1,183,236 shares minus the 2,926,787 cancelled Series A Preferred Stock shares as a result of the Cancellations), and the total number of Series C Preferred Stock shares outstanding will remain 103,143 shares.

 The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right.  Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

	Common Stock	Total Voting Percentage of Common Stock	Series A Preferred Stock (1)	Total Voting Percentage of Series A Preferred Stock (1)	Total Shares The Series A Preferred Stock are Able to Vote (1)	Series C Preferred Stock	Total Voting Percentage of Series C Preferred Stock	Total Shares The Series C Preferred Stock are Able to Vote	Total Voting Shares Based on All Voting Shares Outstanding	Total %

Officers and Directors
Rena’ A Schena, Chief Executive Officer, Chief Financial Officer and Director 524 East Weddell Drive Sunnyvale, California 94089	0	0.0%	0	0%	0	42,857	0%	14,999,950	14,999,950	30.4%
Mark Schena, Director 524 East Weddell Drive Sunnyvale, California 94089	0	0.0%	0	0%	0	14,286	0%	5,000,100	5,000,100	10.1%
William L. Sklar, Director 524 East Weddell Drive Sunnyvale, California 94089	125,000	1%	0	0%	0	0	0%	0	125,000	0.3%
Todd Martinsky, Director 524 East Weddell Drive Sunnyvale, California 94089	0	0.0%	0	0%	0	28,571	0%	9,999,850	9,999,850	20.2%
Paul K. Haje Director of Advertising and Public Relations 524 East Weddell Drive Sunnyvale, California 94089	0	0.0%	0	0%	0	14,286	0%	5,000,100	5,000,100	10.1%

							0%
Greater than 5% Shareholders							0%
WEM Equity Capital Investments, Ltd. 3111 Rosemary Park Lane Houston, Texas 77082(2)	2,000,000	15.3%	0	0%	0	0	0%	0	2,000,000	4.0%
Briarpatch, Ltd. 2038 Albans, Houston, Texas 77005(3)	2,000,000	15.3%	0	0%	0	0	0%	0	2,000,000	4.0%
Donald Sapaugh 12000 Westheimer Suite 340 Houston, Texas 77077	1,100,000	8.4%	0	0%	0	0	0%	0	1,100,000	2.2%
Hunter Carr 12000 Westheimer Suite 340 Houston, Texas 77077	1,100,000	8.4%	0	0%	0	0	0%	0	1,100,000	2.2%

Phillip Johnson 12000 Westheimer Suite 340 Houston, Texas 77077	1,100,000	8.4%	0	0%	0	0	0%	0	1,100,000	2.2%
Jukka Tolonen	1,000,000	7.7%	0	0%	0	0	0%	0	1,000,000	2.0%
Fairfield Financing, Inc. (4) 221 West Exchange Ave. Suite 221 Ft. Worth, Texas 76184	1,300,000	10.0%	0	0%	0	0	0%	0	1,300,000	2.6%
Kickapoo Kapital (5) 12000 Westheimer Suite 340 Houston, Texas 77077	700,000	5.4%	0	0%	0	0	0%	0	700,000	1.4%

All of the Officers and Directors as a Group (5 Persons)	125,000	1.0%	0	0%	0	100,000	97.0%	35,000,000	35,125,000	71.1%

* Less than 1%.
(1) The Company is not aware of who the beneficial owners of its Series A Preferred Stock will be following the Reverse Stock Split and Cancellations, but does not believe that such information is material, since in aggregate, such holders will only hold a total of approximately 0.50% of the voting power of the Company post Reverse Stock Split and post-Cancellations due to the fact that the Conversion Ratio (which determines the number of voting shares each Series A Preferred Stock share can vote) of the Series A Preferred Stock will be reduced from 9.6 shares of common stock for each share of Series A Preferred Stock held to 0.32 shares for each Series A Preferred Stock held (9.6/30) as a result of the Reverse Stock Split, which affects the Conversion Ratio of the Series A Preferred Stock due to the recent amendments to the Series A Preferred Stock.
(2)   The natural person with dispositive authority over securities of the company is William E. McIlwain at the above address.
(3)  The natural person with dispositive authority over securities of the company is Brad Fleming at the above address.
 (4) The natural person with dispositive authority over securities of the company is O. Preston Smith.
 (5) The natural person with dispositive authority over securities of the company is Joanna Hoover, the company’s controlling officer.

REVERSE STOCK SPLIT
 General

The board of directors has approved, and the Majority Shareholders of the Company will approve , pursuant to a written consent to action dated _________, 2008, a Reverse Stock Split.

The board of directors of the Company approved the adoption of the Reverse Stock Split by unanimous written consent as it believes the corporate actions are in the best interests of the Company and its stockholders.

Vote Required

Adoption of the Reverse Stock Split requires approval by holders of at least a majority of the outstanding voting shares of the Company’s stock who are present, or represented, and entitled to vote thereon, at a special or annual meeting of stockholders. Section 228(a) of the DGCL provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.

Our board of directors fixed the close of business on ______________, 2008 as the record date for determining the stockholders entitled to notice of the above described actions.

The actions will be authorized by the Majority Shareholders (as described above ).   Accordingly, the Majority Shareholders will direct the vote in favor of the corporate actions discussed herein and possess the power to pass the corporate actions without the concurrence of any of our other stockholders.

Distribution and Costs

We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

Dissenters’ Right of Appraisal

No action will be taken in connection with the proposed corporate actions by our board of directors or the voting stockholders for which the DGCL, our Amended and Restated Certificate of Incorporation or the Company’s bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Effect of the Reverse Stock Split

The Reverse Stock Split will not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

The number of stockholders of record would not be affected by the Reverse Stock Split except shareholders entitled to less than one share will be eliminated.  The authorized number of shares of our common stock and the par value of our common stock under our Articles of Incorporation that will become our Articles of Incorporation because of the reincorporation, will remain the same following the effective time of the Reverse Stock Split.

Common Stock

The number of shares of our common stock issued and outstanding as of the record date of the Reverse Stock Split , _____________, 2008 will be reduced following the effective date of the Reverse Stock Split in accordance with the following formula: every thirty (30) shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock.

After affecting the Reverse Stock Split and the reincorporation, the Company will have a total of approximately 583,309 shares of common stock issued and outstanding (which amount does not take into account the Cancellations).  Subsequent to the Cancellations, the Company will have 13,041,888 shares of common stock issued and outstanding, which number includes the 583,309 shares of common stock outstanding immediately following the Reverse Stock Split minus the 19,788 post-Reverse Stock Split shares which certain shareholders have agreed to cancel in connection with the Cancellations and the issuance of an aggregate of 12,478,357 shares of common stock to certain shareholders in consideration for the cancellations.

Preferred Stock

Our Series A Preferred Stock, as amended , contains a provision that adjusts the conversion ratio in the event of a reverse stock split or combination. Accordingly, the number of common shares issuable upon conversion of the Series A Preferred Stock will be reduced by the Reverse Stock Split.   Our Series C Preferred Stock does not contain such a provision and will not therefore be affected by the Reverse Stock Split .

After affecting the Reverse Stock Split and the reincorporation and the Cancellations, the Company will have a total of approximately 770,824 shares of Series A Preferred Stock issued and outstanding.  Due to the reduction in the Conversion Ratio of the Series A Preferred Stock from 9.6 shares for each share of Series A Preferred Stock to 0.32 shares for each share of Series A Preferred Stock converted, the total number of shares which the post-Cancellation number of Series A Preferred Stock will be eligible to be converted into will be reduced to approximately 246,663 shares of common stock.

After affecting the Reverse Stock Split and reincorporation, the Company will still have 103,143 shares of Series C Preferred Stock issued and outstanding, as such shares of Series C Preferred Stock are not affected by the Reverse Stock Split or the reincorporation.

-------------------------------

As described herein , all fractional common stock share amounts resulting from the Reverse Stock Split will be paid for in cash by the Company at the rate of $__________ per share for common stock.

The following table represents the capitalization of the Company after completion of the reverse split, conversion of all Series C Preferred Stock shares and convertible debt.

DESCRIPTION	TOTAL POTENTIAL OUTSTANDING SHARES PRIOR TO THE REINCORPORATION AND REVERSE STOCK SPLIT		SHARES CANCELLED AS A RESULT OF THE CANCELLATIONS (IN PRE-REVERSE SPLIT AMOUNTS)		SHARES ISSUED AS A RESULT OF THE CANCELLATIONS (IN PRE-REVERSE SPLIT AMOUNTS)	TOTAL POTENTIAL OUTSTANDING SHARES FOLLOWING THE REINCORPORATION AND REVERSE STOCK SPLIT
Outstanding Common Shares	17,499,262		(593,314)		12,478,357	13,041,888
Issuable upon Conversion of Series C Preferred (to TeleChem Shareholders)	36,100,050	(1)				36,100,050	(1)
Issuable upon Conversion of Series A Preferred	35,497,066		(28,097,146)	(2)		246,663	(3)
Reserved for exercise of Stock Warrants	3,000,000	(4)				100,000	(4)
Reserved under the Company’s 2004 Stock Option Plan	21,500,000					21,500,000
Total Issued and Reserved and Unissued	113,596,378					70,988,601
TOTAL AUTHORIZED	100,000,000					480,000,000
Difference	(13,596,378)					409,011,399

(1) Represents shares of Series C Preferred Stock which will be automatically converted into shares of common stock upon the effective date of the reincorporation.  The Company’s Series C Preferred Stock will not be affected by the terms of the Reverse Stock Split.

(2) Represents the cancellation of 2,926,786 shares of Series A Preferred Stock.

(3) The number of shares of common stock in the table above reflects the total number of shares of common stock which would be issued upon the conversion of the Series A Preferred Stock subsequent to the Reverse Stock Split and Cancellations, which will affect a change in the Conversion Ratio of the Series A Preferred Stock from 9.6 shares of common stock for each share of Series A Preferred Stock converted to 0.32 shares of common stock for each share of Series A Preferred Stock converted.

(4) Represents one warrant to purchase 1,250,000 shares of our common stock at an exercise price of $0.01 per share, which is held by Recap Marketing and Consulting, L.L.P. (“Recap” and the “Recap Warrants”) and one warrant to purchase 1,750,000 shares of our common stock held by Paul Hamm, our former Chief Executive Officer.

.

We currently have no intention of going private, and this proposed Reverse Stock Split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Stock Split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act following the Reverse Stock Split.

The number of authorized but unissued shares of our common stock will effectively be increased significantly by the Reverse Stock Split of our common stock and the Reincorporation described below.  The Reverse Stock Split will have the effect of decreasing the number of our outstanding shares of our common stock.

The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by our board of directors. At this time, our board of directors does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares created by the Reverse Stock Split and Reincorporation.

Federal Income Tax Consequences

We will not recognize any gain or loss as a result of the Reverse Stock Split.

The following description of the material federal income tax consequences of the Reverse Stock Split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the likely federal income tax effects of the Reverse Stock Split will be that a stockholder who receives a reduced number of shares of our common stock or Series A Preferred Stock will not recognize gain or loss. With respect to a Reverse Stock Split, such a stockholder’s basis in the reduced number of shares of our common stock or Series A Preferred Stock will equal the stockholder’s basis in its old shares of our common stock or Series A Preferred Stock , respectively . The holding period of the post-effective Reverse Stock Split shares received will include the holding period of the pre-effective Reverse Stock Split shares exchanged.

Effective Date

The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Standard Time on the later of: (i) the date we file the Certificate of Merger with the Delaware Secretary of State, or (ii) we file the Articles of Merger with the Nevada Secretary of State; however, the Reverse Stock Split will only effect those shares of our common stock and Series A Preferred Stock outstanding as of _____________, 2008 (the “Effective Date”). Effectively, this makes the effective date __________, 2008. Accordingly, on such date, all shares of our common stock that are issued and outstanding on _________, 2008 will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock, in accordance with the one-for- thirty exchange ratio.   Any factional shares left after the Reverse Stock Split will be paid for in cash by the Company at the rate of $__________ per share for common stock.

REINCORPORATION IN NEVADA

The following discussion summarizes certain aspects of our reincorporation in Nevada (the “Reincorporation”).   This summary does not include all of the provisions of the Amended and Restated Plan and Agreement of Merger between the Company and Arrayit Corporation., a Nevada corporation (“Arrayit”), a copy of which is attached hereto as Exhibit “A,” or the Articles of Incorporation of Arrayit (formerly Integrated Media Holdings, Inc.) as amended a copy of which is attached hereto as Exhibit “B.”  Copies of the bylaws of Arrayit are available for inspection at our principal office and we will send copies to stockholders upon request.

The Company entered into an Amended and Restated Plan and Agreement of Merger to amend and clarify several sections of its original Plan and Agreement of Merger, including to:

•
Clarify that the corporate name of Arrayit, Arrayit’s registered office and agent, and all of the Company’s outstanding agreements, stock option plans, December 19, 2005, Form S-8 Registration Statement, the Company’s committees, and code of ethics shall survive the Reincorporation; and

•
To reflect the prior name change of the Company’s wholly owned Nevada subsidiary from Integrated Media Holdings, Inc. to Arrayit Corporation in connection with the prior merger of TeleChem into Integrated Media Holdings, Inc., the Company’s wholly owned subsidiary, which resulted in the name change of the Company’s subsidiary to Arrayit Corporation.

Principal Reasons for Reincorporation

We believe that the reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions.  Nevada has adopted Revised Statutes that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

We also believe our reincorporation in Nevada will save expenses for taxes and fees because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of the Company, with and into our wholly owned subsidiary, Arrayit.  Arrayit will be the surviving entity.

On the Effective Date, each of our common stockholders will be entitled to receive one fully paid and non-assessable share of common stock of Arrayit, respectively, for each thirty (30) shares of our common stock, outstanding as of the Record Date, with any fractional shares being paid for in cash by the Company at the rate of $__________ per share for common stock , and (ii) the Company will cease its corporate existence in the State of Delaware.  We anticipate that the shares of the Company will cease trading on the first trading date following the Effective Date and shares of Arrayit will begin trading in their place but under a new CUSIP number and trading symbol.

The Articles of Incorporation and by-laws of Arrayit are significantly different from the Certificate of Incorporation and by-laws of the Company.  Because of the differences between the Certificate of Incorporation and by-laws of the Company and the laws of the State of Delaware, which govern the Company, and the Articles of Incorporation and by-laws of Arrayit and the laws of the State of Nevada, which govern Arrayit, your rights as stockholders will be affected by the reincorporation.  See the information under “Significant Differences Between the Corporation Laws of Nevada and Delaware” for a summary of the differences between the Certificate of Incorporation and by-laws of the Company and the laws of the State of Delaware and the Articles of Incorporation and by-laws of Arrayit and the laws of the State of Nevada.

Following the Reincorporation, the members of our Board of Directors and officers will remain the same and become officers and Directors of Arrayit.   Our daily business operations will continue at the principal executive offices at 524 East Weddell Drive, Sunnyvale, CA 94089.

Upon completion of the reincorporation, the Articles of Incorporation of Arrayit will become the Articles of Incorporation of the Company.  Therefore the number of common shares we are authorized to issue will increase from 100 million to 480 million.  After the effective date of the reverse split we plan to issue 12,478,357 shares of common stock in connection with the Cancellations.  We have no present plans to issue any additional shares of common stock.

In addition, upon completion of the reincorporation, when the Articles of Incorporation of Arrayit become the Articles of Incorporation of the Company, the number of preferred shares we are authorized to issue will increase from 5 million to 20 million.  We have no present plans to issue any additional shares of preferred stock.

How to Exchange Company Certificates for Arrayit Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock, Series A Preferred Stock and Series C Preferred Stock in exchange for certificates representing shares of Arrayit common stock, Series A Preferred Stock, or Series C Preferred Stock, respectively .  Upon surrender of a certificate representing our common stock, Series A Preferred Stock, or Series C Preferred Stock to Arrayit, together with a duly executed letter of transmittal, Arrayit will issue, as soon as practicable, a certificate representing the number of shares of Arrayit each stockholder is entitled to receive.

If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange.  Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf.  We recommend that you contact your nominee or broker and confirm that a certificate is submitted for exchange.

Because of the reincorporation in Nevada, holders of our common stock, preferred stock, warrants and options are not required to exchange their certificates for Arrayit certificates.  Dividends and other distributions declared after the Effective Date with respect to common stock or preferred stock of the Company and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock or preferred stock certificate of the Company and, which by virtue of the reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of the Company and, until such holder has surrendered the certificate of the Company.  Holders of warrants or options will be entitled to exercise any right as a holder of the Company, until such holder has surrendered the certificate of the Company.

Capitalization

Our authorized capital consists of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of Preferred stock, $.001 par value.  As of the Record Date, there were 17,499 ,262 shares of our common stock 3, 697,611 shares of our Series A Preferred Stock outstanding and 103,143 shares of our Series C Preferred Stock issued and outstanding .  The authorized capital of Arrayit consists of 500,000,000 shares of capital stock divided into 480,000,000 shares of common stock, $.001 par value per share, and 20,000,000 shares of preferred stock, $.001 par value per share.  The board of directors of Arrayit has adopted designations, rights and preferences for Series A Convertible Preferred Stock, and Series C Preferred Stock which are identical to the rights and preferences of the Series A Preferred Stock and Series C Preferred Stock issued by the Company.  As the Company does not currently have any Series B Preferred Stock issued, no Series B Preferred Stock has been designated in Arrayit.  As a result of the reincorporation, exchange of the common stock, the Cancellations, Arrayit will have outstanding approximately 13,041,888 shares of common stock.   The number of outstanding shares of our Series A and Series C Preferred Stock will not be affected by the Reverse Stock Split or Reincorporation.  The reincorporation will not affect our total stockholder equity or total capitalization.

Significant Differences Between the Corporation Laws of Nevada and Delaware

The Company is incorporated under the laws of the State of Delaware. On the Effective Date of the Reincorporation, our stockholders, whose rights are currently governed by Delaware Law and the Company Certificate of Incorporation and the Company by-laws, which were created pursuant to Delaware Law, will become stockholders of a Nevada company with the name Arrayit Corporation, and their rights as stockholders will then be governed by Nevada Law and the Nevada Articles of Incorporation and the Nevada by-laws which were created under Nevada Law.

The corporate statutes of Nevada and Delaware have certain differences, summarized below.  This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Classified Board of Directors.  Both Delaware and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms.  Our Nevada Articles provide for classified boards consisting of three classes, elected to three-year terms.  Our present Delaware Certificate of Incorporation does not provide for a classified board of directors.  As a result of the reincorporation, our board will be divided into three classes, with William L. Sklar serving until the annual meeting in 2009, Mark Schena, Ph.D. serving until the annual meeting in 2010, and Rene’ A. Schena and Todd J. Martinsky serving until the annual meeting in 2011.  At the expiration of each director's term, a successor will be elected to a three-year term.  In addition, any increase in the size of the board of directors will be allocated among the classes so that they are as nearly equal as possible.  The implementation of the classified board of directors may make it more difficult for our stockholders to replace the entire board of directors because only one-third of the board is elected each year.  See “Defenses against Hostile Takeovers.”

Removal of Directors.  Under Delaware law, members of a classified board of directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors.  Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors.  Nevada does not distinguish between removal of directors with and without cause.  However, the Nevada Articles provide that directors may only be removed for cause by the vote of not less than 75% of the outstanding shares entitled to vote for the election of directors.  The reincorporation will make it more difficult for the stockholders of Arrayit to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders.  Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Certificate of Incorporation and bylaws of the Company and the Articles of Incorporation and bylaws of Arrayit each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.  There will be no change to this provision as a result of the reincorporation.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within thirteen (13) months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within eighteen (18) months after the last meeting at which directors were elected.  The reincorporation may make it more difficult for the stockholders of Arrayit to require that an annual meeting be held without the consent of the board of directors.

Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Delaware and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Certificate of Incorporation of the Company nor the Articles of Incorporation of Arrayit provide for cumulative voting. The reincorporation does not change the rights of the stockholders to cumulate their votes.

           Vacancies.  Under Delaware law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both the Company and Arrayit address the election of persons to fill vacancies on the board of directors in the same manner.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be a difference in stockholders' rights with respect to this issue because the bylaws of the Company do not provide for the mandatory advancement of expenses of directors and officers and the Arrayit by laws do so provide.

Limitation on Personal Liability of Directors. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation of the Company excludes director liability to the maximum extent allowed by Delaware law. Nevada law permits, and Arrayit has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, the Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.  The reincorporation makes it possible for Arrayit to pay dividends or other distributions that would not be payable under Delaware law.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

Nevada law regulates business combinations more stringently.  First, an “interested stockholder” is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with “interested stockholders” remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

We have not opted out of the applicable statutes and the more stringent requirements of Nevada law apply to mergers and combinations after the Effective Date of the reincorporation.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  Both Delaware and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Delaware and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors.  Both Delaware and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.  The Arrayit Articles require not less than 75% of the outstanding shares entitled to vote for the election of directors.

Actions by Written Consent of Stockholders.  Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing.  The Nevada Articles provide that action may be taken by written consent of the shareholders only if expressly approved by the Board of Directors.  Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Delaware nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

DEFENSES AGAINST HOSTILE TAKEOVERS

The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the Arrayit Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Arrayit Articles of Incorporation. Substantially similar provisions were contained in the Company’s Certificate of Incorporation and the reincorporation does not change the nature of the anti-takeover provisions or their effect.

The anti-takeover provisions of the Arrayit Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of Arrayit which has not been negotiated with and approved by the Arrayit board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors.  The provisions would not prohibit an acquisition of control of Arrayit or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of Arrayit or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.  The Arrayit Articles of Incorporation authorizes the issuance of up to 20,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of Arrayit's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up to 480,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of Arrayit determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.  Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The Arrayit Articles of Incorporation provides that annual stockholder meetings may be called only by the Arrayit board of directors or a duly designated committee of the board. Although Arrayit believes that this provision will discourage stockholder attempts to disrupt the business of Arrayit between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Arrayit.

Classified Board of Directors and Removal of Directors. Arrayit's Articles of Incorporation provide that the board of directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified. A classified board of directors could make it more difficult for stockholders, including those holding a majority of Arrayit's outstanding stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified board may be changed in one year.  The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. Arrayit's Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of Arrayit through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Restriction on Business Combination. If, at any time during the ten years from the effective date of the Arrayit Articles, any person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of common stock , then the record holders of common stock beneficially owned by such acquiring person shall have only the voting rights set forth in this paragraph on any matter requiring their vote or consent.  With respect to each vote in excess of 20% of the voting power of the outstanding shares of common stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph, the record holders in the aggregate shall be entitled to cast only one-hundredth of one vote.  A person who is a record owner of shares of common stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph by virtue of such shares being so beneficially owned by any of such acquiring persons.  The effect of the reduction in voting power required by this paragraph shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

The limitation on voting rights prescribed by this paragraph shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the common stock will be delisted from any stock exchange or automated quotation system.

The term “Related Person” means and includes (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Securities Act of 1933, as amended (the “Act”)) which “beneficially owns” (as that term is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Company; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, Company, partnership or other person or entity; provided, however, that the term “Related Person” does not include the Company, any subsidiary of the Company, any employee benefit plan, employee stock plan of the Company or of any subsidiary of the Company, or any trust established by the Company in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Company for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Company held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Company which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person .

Approval of Certain Business Combination. Except as otherwise expressly provided in the Arrayit Articles and in addition to any other vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person, is required in order to authorize (a) any merger or consolidation of the Company or a subsidiary of the Company with or into a Related Person; (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any substantial part of the assets of the Company (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Company or a subsidiary of the Company; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Company or a subsidiary of the Company; (e) the issuance of any securities of the Company or a subsidiary of the Company to a Related Person other than on a pro rata basis to all holders of capital stock of the Company of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Company or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Company; (f) the acquisition by the Company or a subsidiary of the Company of any securities of a Related Person; (g) any reclassification of the common stock of the Company, or any recapitalization involving the common stock of the Company or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this paragraph.

Such affirmative vote is required notwithstanding any other provision of the Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of the Arrayit Articles require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a business combination.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.  Arrayit's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations.  Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests.  These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

APPRAISAL RIGHTS

The reincorporation will be conducted as a merger of the Company into our wholly owned subsidiary pursuant to Section 253 of the General Corporation Law of the State of Delaware.  Delaware law does not provide for any right of appraisal or redemption in connection with mergers of a parent corporation into its subsidiary.  The stockholders are not entitled to receive consideration in lieu of the shares of Arrayit.

CHANGE OF CORPORATE NAME

The name change which will be affected in connection with the Reincorporation and adoption of the Arrayit Articles will more accurately reflect the business of the Company.
AMENDMENT TO SERIES A AND SERIES C PREFERRED STOCK

The Majority Shareholders will ratify certain amendments to our Series A Preferred Stock and Series C Preferred Stock, described below, which amendments were affected on November 24, 2008 (the “Preferred Stock Amendments”).  Substantially similar amendments to the Preferred Stock Amendments have also been made to Arrayit’s Articles of Incorporation.

Specifically, the Preferred Stock Amendments amended the Company’s Series A Preferred Stock to clarify that such Series A Preferred Stock would be subject to a subdivision or reclassification of the Company’s outstanding capital stock.  As a result, the conversion ratio of the Company’s Series A Preferred Stock will be reduced from 9.6 shares of common stock for each Series A Preferred Stock converted to 0.32 shares of common stock for each Series A Preferred Share Converted (9.6/30) in connection with the Reverse Stock Split.  Other than the amendment to the Series A Preferred Stock clarifying that it would be subject to subdivisions of the Company’s outstanding capital stock, similar to the Reverse Stock Split, the Company’s Series A Preferred Stock remains the same as originally designated.

The Company’s Series C Preferred Stock was amended in connection with the Preferred Stock Amendments to revise the conversion rights of such Series C Preferred Stock.  Prior to the Preferred Stock Amendments, any outstanding shares of Series A Preferred Stock would automatically convert into shares of the Company’s common stock in a ratio of one to three hundred and fifty (the “Conversion Ratio”) upon the Company’s Reincorporation.  Subsequent to the Preferred Stock Amendments, the holders of the Company’s Series C Preferred Stock have the option to convert up to 10% of the total number of shares of Series C Preferred Stock issued to such holder into shares of the Company’s common stock at the Conversion Ratio, during any 90 day period.  Additionally, any shares of Series C Preferred Stock not converted during any 90 day period are not carried forward to the next 90 day period.

The Preferred Stock Amendments have already been affected in the state of Delaware for the Company and Nevada for Arrayit and the Majority Shareholders will ratify such Preferred Stock Amendments via consent to action without meeting.  As such, the Company is not asking for your vote, but simply giving you notice of the vote which will be taken.

ADDITIONAL INFORMATION

The Company has received no indication from any of its directors or non-employee directors of any intent to oppose any action to be taken by the Company.  There have been no proposals for action submitted to the Company by any stockholders other than the proposals which are the subject of this Information Statement.

By Order of the Board of Directors,

_____________________________________
Rene’ A. Schena, Chairman and Chief Executive Officer

November _____, 2008

EXHIBIT A

AMENDED AND RESTATED PLAN AND AGREEMENT OF MERGER

of

Integrated Media Holdings, Inc.

(A Delaware Corporation)

and

Arrayit Corporation

(A Nevada Corporation)

AMENDED AND RESTATED PLAN AND AGREEMENT OF MERGER entered into on April 08, 2008, by and between Integrated Holdings, Inc., a Delaware corporation (“Integrated Media”), and Arrayit Corporation, a Nevada corporation (“Arrayit”).

WHEREAS, Integrated Media is a business corporation of the State of Delaware whose registered agent is The Corporation Trust Company and its registered office therein is located at 1209 Orange Street, Wilmington, County of Newcastle, Delaware; and

WHEREAS, the total number of shares of stock which Integrated Media has authority to issue is 105,000,000, of which 100,000,000 are common stock, $.001 par value per share, and 5,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, Arrayit is a business corporation of the State of Nevada whose registered agent is Inc. Plan of Nevada and its registered office therein is located at 613 Saddle Rider Court, Henderson, Nevada; and

WHEREAS, the total number of shares of stock which Arrayit has authority to issue is 500,000,000, of which 480,000,000 are common stock, $.001 par value per share, and 20,000,000 are preferred stock, $.001 par value per share; and

WHEREAS, the Delaware General Corporation Law Act permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS, the Revised Statutes of the State of Nevada permit the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Nevada; and

WHEREAS, Integrated Media and Arrayit and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Integrated Media with and into Arrayit pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the General Corporation Law of the State of Nevada upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto hereby determine and agree as follows.

ARTICLE I

MERGER

1.1. CONSTITUENT CORPORATIONS.  The name, address and jurisdiction of organization of each of the constituent corporations are set forth below.

A. Integrated Media, a corporation organized under and governed by the laws of the State of Delaware with a principal place of business at 524 East Weddell Drive, Sunnyvale, CA 94089 (the “terminating corporation”).

B. Arrayit, a corporation organized under and governed by the laws of the State of Nevada with a principal place of business at 12000 Westheimer Rd, Ste 340, Houston, Texas (the “surviving corporation”).

1.2. SURVIVING CORPORATION.  Arrayit shall be the surviving corporation.  The corporate name, Articles of Incorporation, bylaws, registered agent and registered office of Arrayit shall survive the merger without amendment or revision and be the Articles of Incorporation, bylaws, registered agent and registered office of the surviving corporation.

1.3. SURVIVING CORPORATE MATTERS.  The principal place of business, officers and directors, indemnification agreements with officers and directors, all binding agreements, the Amended and Restated 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan registered with the Securities and Exchange Commission on Form S-8 effective December 19, 2005, as well as creation and adoption of the Executive Committee, Compensation Committee, Audit Committee, Code of Business Ethics, and Governance Committee shall survive the merger without amendment or revision and be the indemnification agreements with officers and directors, other binding agreements, the Amended and Restated 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan, the Executive Committee, Compensation Committee, Audit Committee, Code of Business Ethics, and Governance Committee of the surviving corporation.

1.3. MERGER. On the Effective Date (as hereinafter set forth) and subject to the terms and conditions of this Agreement, the applicable provisions of the Delaware General Corporation Law (“Delaware Law”), and the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada Law”), Integrated Media is merged with and into Arrayit.  The separate existence of Integrated Media shall cease on and after the Effective Date.

ARTICLE II

EXCHANGE AND CONVERSION OF SHARES

2.1. CONVERSION OF CAPITAL STOCK.

A. On the Effective Date, each thirty (30) issued and outstanding shares of the common stock, $.001 par value per share, of Integrated Media shall be converted into the right to receive one (1) fully paid and non-assessable share of the common stock, $.001 par value per share, of Arrayit.

B. On the Effective Date, each issued and outstanding share of the preferred stock of any series or class of Integrated Media shall be converted into the right to receive one fully paid and non-assessable share of preferred stock, $.001 par value per share, of Arrayit with substantially identical rights and preferences.

2.2. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued by Arrayit as a result of the merger. Each fractional share that would otherwise result from the merger shall be cancelled and returned to the authorized and unissued capital stock of Arrayit and the holder shall be paid cash in an amount equal to the market value of one full share.

2.3. CANCELLATION OF EXISTING SHARES.  On the Effective date, each share of the common stock, $.001 par value per share, of Arrayit outstanding immediately prior to the merger shall be cancelled and returned to the authorized and unissued capital stock of Arrayit.

ARTICLE III

ADDITIONAL COVENANTS AND AGREEMENTS

3.1. OUTSTANDING OPTIONS AND WARRANTS. Except to the extent otherwise provided in outstanding options, warrants, and other rights to purchase shares of the common stock, $.001 par value per share, of Integrated Media, each option, warrant or other right to purchase thirty (30) shares of the common stock, $.001 par value per share, of Integrated Media, shall be exercisable to purchase one (1) share of the common stock, $.001 par value per share, of Arrayit for an exercise price in the amount of 30 times the original exercise price on the remaining same terms and conditions.

3.2. SUBMISSION TO SERVICE IN DELAWARE. Arrayit agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Arrayit arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding.

3.3. COOPERATION. The parties hereto agree that they will cause to be executed and filed and recorded any document or documents prescribed by Delaware Law or Nevada Law, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Nevada and elsewhere to effectuate the merger herein provided for.

3.4. ADDITIONAL ASSURANCES. Integrated Media hereby appoints the officers and directors, each acting alone, as its true and lawful attorneys in fact to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.

ARTICLE IV

EFFECTIVE DATE

4.1. EFFECTIVE DATE. This merger shall be effective in the State of Delaware and the State of Nevada on the last to occur of the following (the “Effective Date”):

A. the approval of this Agreement by the stockholders of Integrated Media in accordance with Delaware Law; or

B. the date this Agreement, or a certificate of merger meeting the requirements of Delaware Law, is filed with the Secretary of State of the State of Delaware; or

C. the date this Agreement, or articles of merger meeting the requirements of Nevada Law, is filed with the Secretary of State of the State of Nevada

4.2. TERMINATION. Notwithstanding the full approval and adoption of this Agreement, the said Agreement may be terminated by either party at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

4.3. AMENDMENT. Notwithstanding the full approval and adoption of this Agreement, this Agreement may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Integrated Media and the stockholders of Arrayit, no such amendment may (a) change the rate of exchange for any shares of Integrated Media or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Integrated Media; (b) change any term of the Articles of Incorporation of Arrayit; or (c) adversely affect any of the rights of the stockholders of Integrated Media or Arrayit.

ARTICLE V

MISCELLANEOUS

5.1. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which may have different signatures and be signed at different times. When all parties have signed at least one counterpart, each counterpart shall be deemed complete and shall constitute the same instrument.

5.2. ENTIRE AGREEMENT. This Agreement and the is intended by the parties to be the final expression of their agreement with respect to the matter set forth herein and is intended to contain all of the terms of such agreement without the need to refer to other documents. There are no other understandings, written or oral, among the parties with respect to the matter set forth herein.

5.3. AMENDMENT. This Agreement may not be amended except by a written instrument signed by the parties hereto.

IN WITNESS WHEREOF, this Agreement is hereby executed upon behalf of each of the parties thereto as of the 8th day of April, 2008.

INTEGRATED MEDIA HOLDINGS, INC. a Delaware corporation

By::
William L. Sklar, Chief Executive Officer & President

ARRAYIT CORPORATION a Nevada corporation

By::
Rene’ A. Schena, Chairman & Chief Executive Officer

EXHIBIT B

ARTICLES OF INCORPORATION

OF

INTEGRATED MEDIA HOLDINGS, INC.

(a Nevada corporation)

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

ARTICLE I

NAME

The name of the Corporation is Integrated Media Holdings, Inc. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation's resident agent in the State of Nevada is Inc. Plan of Nevada, Inc., and the street address of the said resident agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015. The mailing address and the street address of the said resident agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

A.  Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine.  The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

B.  Undesignated Common Stock.  Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

C.  Common Stock.  Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power.  Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having  preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

D.  Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.  Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

E.  Series A Convertible Preferred Stock.  There shall be a series of Convertible Preferred Stock designated as “Series A Convertible Preferred Stock.”  Such series is referred to herein as the “Series A Preferred Stock.”

1.  Amount.  The number of shares constituting Series A Preferred Stock shall be 4,500,000.

2.  Stated Capital.  The amount to be represented in stated capital at all times for each share of Convertible Preferred Stock shall be $.001.

3.  Rank.  All shares of Convertible Preferred Stock shall rank prior to all of the Corporation’s Common Stock, par value $.001 per share (the “Common Stock”), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

4.  Dividends.  No dividends shall be payable to the holder of shares of Convertible Preferred Stock.

5.  Liquidation Preference.

(a) The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, shall be $.001 per share.

(b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of this Series shall be entitled to receive the liquidation value of such shares held by them until the liquidation value of all shares of Convertible Preferred Stock shall have been paid in full.  Upon payment in full of the liquidation value to which the holders of shares of the shares of Convertible Preferred Stock are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Company.

(c) Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Company within the meaning of this Paragraph 5.

6.  Voting Rights.  Except as otherwise required by law, each share of outstanding Convertible Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Convertible Preferred Stock is then, or in the future if shareholder vote is within the 1st anniversary of the issue date of Convertible Preferred Stock, convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective.  Except as otherwise required by law or by these Articles, the holders of shares of Common Stock and Convertible Preferred Stock shall vote together and not as separate classes.

7.  No Redemption.  The shares of Convertible Preferred Stock are not redeemable.

8.  Conversion Provisions.

(a) Conversion at Option of the Holders.  Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after the date of issue, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 9.6 shares of Common Stock for each full share of Convertible Preferred Stock (“Conversion Ratio”).

For the purpose of these Articles, the term “Common Stock” shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of February 1, 2008 subject to adjustment as hereinafter provided.

(b) Mechanics of Conversion.  Any holder of shares of Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

(c) Conversion Ratio. The Conversion Ratio shall be subject to adjustment as follows:

(i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, or (B) subdivide or reclassify its outstanding shares of Common Stock into a greater, but not smaller, number of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.  In the event of a subdivision or reclassification of Common Stock into a smaller number of shares, the Conversion Ratio shall not be adjusted.

(ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefore) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) at the record date therefore (the “Current Market Price”), or in case the Company shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefore shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d).  Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities.  However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iii) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights.  Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iv) For the purpose of any computation under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question.  As used herein, “Sale Price” means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

(v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this paragraph 8 shall be made to the nearest cent.

(vi) In the event that, at any time as a result of an adjustment made pursuant to subclause (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses (i) through (v) of this clause (d), and the other provisions of this clause (d) with respect to the Common Stock shall apply on like terms to any such other shares.

(vii) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the transfer agent for this Series, a certificate of an officer of the Company setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.  Such certificate shall be conclusive evidence of the correctness of such adjustment.  The Company shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

(d) If any of the following events occur, namely (i) any reclassification or change (other than a combination of reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or (ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger to which the Company is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Company or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger.  Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d).  The Company shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series as soon as practicable.

The above provisions of this clause (d) shall similarly apply to successive reclassifications, consolidations and mergers.

(e)           By duly adopted resolution of its board of directors, the Company at any time may increase the Conversion Ratio, temporarily or otherwise, by any amount, but in no event shall such Conversion Ratio require the issuance of Common Stock for less than the par value of the Common Stock at the time such reduction is made.

Whenever the Conversion Ratio is increased pursuant to this subclause (e), the Company shall mail to the holders a notice of the increased Conversion Ratio.  The notice shall state the increased Conversion Ratio and the period it will be in effect.

An increase in the Conversion Ratio does not change or adjust the Conversion Ratio otherwise in effect for purposes of subclauses (d) and (e) of this paragraph 8.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding.  The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.  If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(b) Class Voting Rights.  So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock.  A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation’s Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10.  Outstanding Shares.  For purposes of these Articles, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a recapitalization referred to in clause 8(c), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11.  Certain Definitions.  As used in these Articles, the following terms shall have the following respective meanings:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person.  For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.

“Common Shares” shall mean any stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.  However, Common Shares issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares of the Company of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII

REPURCHASE OF SHARES

The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A.
No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B.
Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

C.	There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

D.	Meetings of stockholders may be held at such place as the bylaws may provide.

ARTICLE IX

NOTICE FOR NOMINATIONS AND PROPOSALS

A.
Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.
Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.
The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X

DIRECTORS

A.
Initial Board of Directors.  The initial board of directors shall consist of one person, who shall serve until the initial meeting of directors and the election of his replacement.  The initial director shall be:

William L. Sklar 12000 Westheimer Rd Ste 340, Houston, TX 77077-6531

B.
Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

C.
Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

D.
Increase and Reduction in Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

E.
Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

F.	In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(b) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(c) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(d) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(e) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(f)  Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE XI

REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII

ACQUISITION OF CAPITAL STOCK

A. Definitions. For the purpose of this Article:

(1) The term “Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(2) The term “acting in concert” shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

(3) The term “acquire,” “acquisition” or “acquiring” with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

(4) The term “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(5) The term “Common Stock” means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.

(6) The term “Fair Market Value” of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

 (7) The term “own,” “owing,” “ownership” or “owning” refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

(8) The term “Person” shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

(9) The term “Transfer Agent” shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

B. Acquisition of Control Shares.

(1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

(2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any exchange (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System (“NASDAQ/NMS”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

D. Construction. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII

APPROVAL OF CERTAIN BUSINESS COMBINATIONS

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

(3) The term “Business Combination” as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

C. For the purposes of this Article XIII the following definitions apply:

(1) The term “Related Person” shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Act) “beneficially owns” (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.

(2) The term “Substantial Part” shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3) The term “Continuing Director” shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term “Continuing Director Quorum” shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV

EVALUATION OF BUSINESS COMBINATIONS

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV

INDEMNIFICATION

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Company shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors.  Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV.  Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person.  The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE XVI

LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300.  If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XVII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII

AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

EXHIBIT 2.01

ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION

OF

INTEGRATED MEDIA HOLDINGS, INC.

(a Nevada corporation)

For the purpose of associating to establish a corporation under the provisions and subject to the requirements of Title 7, Chapter 78 of Nevada Revised Statutes, and the acts amendatory thereof, and hereinafter sometimes referred to as the General Corporation Law of the State of Nevada, the undersigned incorporator does hereby adopt and make the following Articles of Incorporation:

ARTICLE I

NAME

The name of the Corporation is Integrated Media Holdings, Inc. (hereinafter, the “Corporation).

ARTICLE II

REGISTERED OFFICE AND AGENT

The name of the Corporation's resident agent in the State of Nevada is Inc. Plan of Nevada, and the street address of the said resident agent where process may be served on the Corporation is 613 Saddle River Court, Henderson, Nevada 89015. The mailing address and the street address of the said resident agent are identical.

ARTICLE III

POWERS

The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Nevada.

ARTICLE IV

TERM

The Corporation is to have perpetual existence.

ARTICLE V

CAPITAL STOCK

A.  Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 480,000,000 shall be shares of common stock, par value $0.001 per share (“Common Stock”), and 20,000,000 shall be shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable.  The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine.  The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof.  In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive.  The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration.  In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

B.  Undesignated Common Stock.  Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

C.  Common Stock.  Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power.  Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having  preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

D.  Serial Preferred Stock.  Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series.  The board of directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series.  The board of directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.  Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

E.  Series A Convertible Preferred Stock.  There shall be a series of Convertible Preferred Stock designated as “Series A Convertible Preferred Stock.”  Such series is referred to herein as the “Series A Preferred Stock.”

1.  Amount.  The number of shares constituting Series A Preferred Stock shall be 4,500,000.

2.  Stated Capital.  The amount to be represented in stated capital at all times for each share of Convertible Preferred Stock shall be $.001.

3.  Rank.  All shares of Convertible Preferred Stock shall rank prior to all of the Corporation’s Common Stock, par value $.001 per share (the “Common Stock”), now or hereafter issued, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

4.  Dividends.  No dividends shall be payable to the holder of shares of Convertible Preferred Stock.

5.  Liquidation Preference.

(a) The liquidation value of shares of this Series, in case of the voluntary or involuntary liquidation, dissolution or winding-up of the Company, shall be $.001 per share.

(b) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of shares of this Series shall be entitled to receive the liquidation value of such shares held by them until the liquidation value of all shares of Convertible Preferred Stock shall have been paid in full.  Upon payment in full of the liquidation value to which the holders of shares of the shares of Convertible Preferred Stock are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Company.

(c) Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation with or into the Company, nor a sale or transfer of all or any part of the Company's assets for cash or securities or other property shall be considered a liquidation, dissolution or winding-up of the Company within the meaning of this Paragraph 5.

6.  Voting Rights.  Except as otherwise required by law, each share of outstanding Convertible Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Convertible Preferred Stock is then, or in the future if shareholder vote is within the 1st anniversary of the issue date of Convertible Preferred Stock, convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective.  Except as otherwise required by law or by these Articles, the holders of shares of Common Stock and Convertible Preferred Stock shall vote together and not as separate classes.

7.  No Redemption.  The shares of Convertible Preferred Stock are not redeemable.

8.  Conversion Provisions.

(a) Conversion at Option of the Holders.  Provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion, each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after the date of issue, into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided, initially at the rate of 9.6 shares of Common Stock for each full share of Convertible Preferred Stock (“Conversion Ratio”).

For the purpose of these Articles, the term “Common Stock” shall initially mean the class designated as Common Stock, par value $.001 per share, of the Corporation as of February 1, 2008 subject to adjustment as hereinafter provided.

(b) Mechanics of Conversion.  Any holder of shares of Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates for such shares of Convertible Preferred Stock at the office of the transfer agent for the Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects so to convert such shares of Convertible Preferred Stock and specifying the name or names (with address) in which a certificate or certificates for Common Stock are to be issued.

(c) Conversion Ratio. The Conversion Ratio shall be subject to adjustment as follows:

(i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, or (B) subdivide or reclassify its outstanding shares of Common Stock into a greater, but not smaller, number of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.  In the event of a subdivision or reclassification of Common Stock into a smaller number of shares, the Conversion Ratio shall not be adjusted.

(ii) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date therefor) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) at the record date therefor (the “Current Market Price”), or in case the Company shall issue other securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock deliverable upon conversion or exchange thereof less than the Current Market Price; then the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio therefor shall be equal to the price determined by multiplying the Conversion Ratio at which shares of this Series were theretofore convertible by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase and of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such shares, convertible or exchangeable securities, rights or warrants plus the number of additional shares of Common Stock which the aggregate offering price of the number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d).  Such adjustment shall be made whenever such convertible or exchangeable securities rights or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such securities.  However upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Conversion Ratio pursuant to this subclause (ii), if any such right or warrant shall expire and shall not have been exercised, the Conversion Ratio shall be recomputed immediately upon such expiration and effective immediately upon such expiration shall be increased to the price it would have been (but reflecting any other adjustments to the Conversion Ratio made pursuant to the provisions of this clause (d) after the issuance of such rights or warrants) had the adjustment of the Conversion Ratio made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

(iii) In case the Company shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) shares of capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding cash dividends) or rights to subscribe (excluding those referred to in subclause (ii) of this clause (d)), then in each such case the number of shares of Common Stock into which each share of this Series shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which such share of this Series was theretofore convertible by a fraction of which the numerator shall be the number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock (as determined in accordance with the provisions of subclause (iv) of this clause (d)) on the date of such distribution and of which the denominator shall be the product of the number of outstanding shares of Common Stock and the Current Market Price per share of Common Stock, less the aggregate fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a statement filed with the transfer agent for the shares of this Series) of the capital stock, assets or evidences of indebtedness so distributed or of such subscription rights.  Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

(iv) For the purpose of any computation under subclause (ii) and (iii) of this clause (d), the Current Market Price per share of Common Stock at any date shall be deemed to be the average Sale Price for the thirty consecutive trading days commencing forty-five trading days before the day in question.  As used herein, “Sale Price” means the closing sales price of the Common Stock (or if no sale price is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if the Common Stock is not listed on a national or regional stock exchange, as reported by national Association of Securities Dealers Automated Quotation System and if not so reported then as reported by the Electronic Bulletin Board or the National Quotation Bureau Incorporated.

(v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase of at least 1% in the price then in effect; provided, however, that any adjustments which by reason of this subclause (v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this paragraph 8 shall be made to the nearest cent.

(vi) In the event that, at any time as a result of an adjustment made pursuant to subclause (i) or subclause (iii) of this clause (d), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on the terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subclauses (i) through (v) of this clause (d), and the other provisions of this clause (d) with respect to the Common Stock shall apply on like terms to any such other shares.

(vii) Whenever the conversion rate is adjusted, as herein provided, the Company shall promptly file with the transfer agent for this Series, a certificate of an officer of the Company setting forth the conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof.  Such certificate shall be conclusive evidence of the correctness of such adjustment.  The Company shall promptly cause a notice of the adjusted conversion rate to be mailed to each registered holder of shares of this Series.

(d) If any of the following events occur, namely (i) any reclassification or change (other than a combination of reclassification into a smaller number of shares) of outstanding shares of Common Stock issuable upon conversion of shares of this Series (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) or (ii) any consolidation or merger to which the Company is a party (other than a consolidation or merger to which the Company is the continuing corporation and which does not result in any classification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision) in, outstanding shares of Common Stock); then the Company or such successor, as the case may be, shall provide in its Certificate of Incorporation that each share of this Series shall be convertible into the kind and amount of shares of stock and other securities or property receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock issuable upon conversion of each such share of this Series immediately prior to such reclassification, change, consolidation or merger.  Such Certificate of Incorporation shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in clause (d).  The Company shall cause notice of the execution of any such event contemplated by this paragraph to be mailed to each holder of shares of this Series As soon as practicable.

The above provisions of this clause (d) shall similarly apply to successive reclassifications, consolidations and mergers.

(e)           By duly adopted resolution of its board of directors, the Company at any time may increase the Conversion Ratio, temporarily or otherwise, by any amount, but in no event shall such Conversion Ratio require the issuance of Common Stock for less than the par value of the Common Stock at the time such reduction is made.

Whenever the Conversion Ratio is increased pursuant to this subclause (e), the Company shall mail to the holders a notice of the increased Conversion Ratio.  The notice shall state the increased Conversion Ratio and the period it will be in effect.

An increase in the Conversion Ratio does not change or adjust the Conversion Ratio otherwise in effect for purposes of subclauses (d) and (e) of this paragraph 8.

9.  Protective Provisions.

(a) Reservation of Shares; Transfer Taxes; Etc.  The Corporation shall at all times serve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding.  The Corporation shall from time to time, in accordance with the laws of the State of Nevada, increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then outstanding shares of Convertible Preferred Stock.

If any shares of Common Stock required to be reserved for purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be.  If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.

The Corporation will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

(b) Class Voting Rights.  So long as the Convertible Preferred Stock is outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least a majority of all outstanding Convertible Preferred Stock voting separately as a class, (i) Amend, alter or repeal (by merger or otherwise) any provision of the Articles of Incorporation or the By-Laws of the Corporation, as amended, so as adversely to affect the relative rights, preferences, qualifications, limitations or restrictions of the Convertible Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Preferred Stock in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Corporation or (iii) effect any reclassification of the Convertible Preferred Stock.  A class vote on the part of the Convertible Preferred Stock shall, without limitation, specifically not be deemed to be required (except as otherwise required by law or resolution of the Corporation’s Board of Directors) in connection with: (a) the authorization, issuance or increase in the authorized amount of any shares of any other class or series of stock which ranks junior to, or on a parity with, the Convertible Preferred Stock in respect of the payment of dividends and distributions upon liquidation, dissolution or winding up of the Corporation; or (b) the authorization, issuance or increase in the amount of any bonds, mortgages, debentures or other obligations of the Corporation.

The affirmative vote or consent of the holders of a majority of the outstanding Convertible Preferred Stock, voting or consenting separately as a class, shall be required to (a) authorize any sale, lease or conveyance of all or substantially all of the assets of the Corporation, or (b) approve any merger, consolidation or compulsory share exchange of the Corporation with or into any other person unless (i) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Convertible Preferred Stock and (ii) the Convertible Preferred Stock is, after such merger, consolidation or compulsory share exchange on a parity with or prior to any other class or series of capital stock authorized by the surviving corporation as to dividends and upon liquidation, dissolution or winding up other than any class or series of stock of the Corporation prior to the Convertible Preferred Stock as may have been created with the affirmative vote or consent of the holders of at least 66-2/3% of the Convertible Preferred Stock (or other than a class or series into which such prior stock is converted as a result of such merger, consolidation or share exchange).

10.  Outstanding Shares.  For purposes of these Articles, all shares of Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Convertible Preferred Stock, all shares of Convertible Preferred Stock converted into Common Stock; (ii) the effective date of a recapitalization referred to in clause 8(c), and (iii) from the date of registration of transfer, all shares of Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

11.  Certain Definitions.  As used in these Articles, the following terms shall have the following respective meanings:

“Affiliate” of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person.  For purposes of this definition, “control” when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise; and the term “controlling” and “controlled” having meanings correlative to the foregoing.

“Common Shares” shall mean any stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.  However, Common Shares issuable upon conversion of shares of this series shall include only shares of the class designated as common Shares as of the original date of issuance of shares of this Series, or shares of the Company of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from such reclassifications bears to the total number of shares of all classes resulting from all such reclassifications.

ARTICLE VI

PREEMPTIVE RIGHTS

No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.

ARTICLE VII

REPURCHASE OF SHARES

The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A.
No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B.
Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

C.	There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

D.	Meetings of stockholders may be held at such place as the bylaws may provide.

ARTICLE IX

NOTICE FOR NOMINATIONS AND PROPOSALS

A.
Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.
Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.
The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE X

DIRECTORS

A.
Initial Board of Directors.  The initial board of directors shall consist of one person, who shall serve until the initial meeting of directors and the election of his replacement.  The initial director shall be:

William L. Sklar 12000 Westheimer Rd Ste 340, Houston, TX 77077-6531

B.
Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

C.
Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

D.
Increase and Reduction in Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

E.
Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article X.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

F.	In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(b) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(c) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(d) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(e) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(f)  Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE XI

REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XII

ACQUISITION OF CAPITAL STOCK

A. Definitions. For the purpose of this Article:

(1) The term “Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(2) The term “acting in concert” shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

(3) The term “acquire,” “acquisition” or “acquiring” with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

(4) The term “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

(5) The term “Common Stock” means all Common Stock of the Corporation and any other securities issued by the Corporation which are treated as stock for purposes of Section 382 of the Code.

(6) The term “Fair Market Value” of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market price on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

 (7) The term “own,” “owing,” “ownership” or “owning” refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder.

(8) The term “Person” shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock, and any other person who is a member of such group.

(9) The term “Transfer Agent” shall mean the transfer agent with respect to the Common Stock nominated and appointed by the board of directors from time to time.

B. Acquisition of Control Shares.

(1) If, at any time during the ten years from the effective date of these Articles, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common Stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation.

(2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of: (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or (ii) the date (the “Reference Date”) one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from any exchange (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the “NYSE”) or the American Stock Exchange (the “AMEX”), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System (“NASDAQ/NMS”); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having Common Stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

C. Exceptions. The restrictions contained in this Article XII shall not apply to (1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

D. Construction. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

E. Partial Invalidity. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII

APPROVAL OF CERTAIN BUSINESS COMBINATIONS

The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined); (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person; (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation; (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

(3) The term “Business Combination” as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of these Articles, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

C. For the purposes of this Article XIII the following definitions apply:

(1) The term “Related Person” shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its “affiliates” or “associates” (as those terms are defined in the Act) “beneficially owns” (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (ii) any “affiliate” or “associate” (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity; provided, however, that the term “Related Person” shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed “beneficially owned” by such Related Person.

(2) The term “Substantial Part” shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3) The term “Continuing Director” shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board. (4) The term “Continuing Director Quorum” shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

ARTICLE XIV

EVALUATION OF BUSINESS COMBINATIONS

In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.

ARTICLE XV

INDEMNIFICATION

Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the Corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding and, if so requested, the Corporation shall advance (within two business days of such request) any and all such expenses to the person indemnified; provided, however, that (i) the foregoing obligation of the Company shall not apply to a claim that was commenced by the person indemnified without the prior approval of the Board of Directors. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

ARTICLE XVI

LIMITATIONS ON DIRECTORS' LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except: (A) for acts or omissions that involve intentional misconduct, fraud or a knowing violation of law; or (B) the payment of distributions in violation of Nevada Revised Statutes Sec.78.300.  If the General Corporation law of the State of Nevada is amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Nevada, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XVII

AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XVIII

AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

EXHIBIT 2.02
Certificate of Amendment changing name from Integrated Media Holdings, Inc. to Arrayir Corp.

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.380 – Before Issuance of Stock)

1. Name of corporation:

Integrated Media Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 is amended to read as follows:

ARRAYIT CORPORATION

3. The undersigned declare that they constitute at least two-thirds of the incorporators, or of

The board of directors x (check one box only)

4. Effective date of filing (optional): ___________________

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 ½” x 11” plain sheet with the additional signatures.)

X /s/ William L. Sklar

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada Secretary of State Amend 78.380 2007

Revised on : 01/01/07

EXHIBIT 2.03
Amendment to Articles of Incorporation

Exhibit A

to

Certificate of Amendment to Articles of Incorporation

of

Arrayit Corporation

8.  Conversion Provisions.

(c) Conversion Ratio. The Conversion Ratio shall be subject to adjustment as follows:

(i) In case the Company shall (A) pay a dividend or make a distribution in Common Stock, (B) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (c) reclassification or combination into a smaller number of shares, the Conversion Ratio in effect immediately prior thereto shall be adjusted retroactively as provided below so that the Conversion Ratio thereafter shall be by multiplying the Conversion Ratio at which such shares of this Series were theretofore convertible by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately following such action and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or reclassification.

Exhibit B

to

Certificate of Amendment to Articles of Incorporation

of

Arrayit Corporation

F.  Series C Convertible Preferred Stock

1.           DESIGNATION.  This series of Preferred Stock shall be designated “Series C Convertible Preferred Stock” (the “SERIES C PREFERRED STOCK”).

2.           NUMBER OF SHARES AND PAR VALUE.  The number of shares constituting the Series C Preferred Stock shall be equal to 103,143.  Each share of the Series C Preferred Stock shall have $.001 par value.

3.           RELATIVE SENIORITY.  The Series C Preferred Stock shall, in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation, rank (a) pari passu with the Common Stock (as defined below) of the Corporation and with any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank pari passu with the Series C Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation; and (b) junior to any other class or series of stock of the Corporation, the terms of which specifically provide that such class or series shall rank senior to the Series C Preferred Stock in respect of the right to participate in distributions or payments in the event of any liquidation, dissolution or winding up of the Corporation.  The term “COMMON STOCK” shall mean all shares now or hereafter authorized of any class of common stock of the Corporation.

4.           NO LIQUIDATION PREFERENCE.  In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of Preferred Stock, having a priority on liquidation superior to that of the Series C Preferred Stock, the holders of shares of Series C Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Series C Preferred Stock on the record date for such distribution that each holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series C Preferred Stock then held by such holder are then convertible.  A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 4, shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

5.           VOTING RIGHTS.  Except as otherwise required by law, each share of outstanding Series C Preferred Stock shall entitle the holder thereof to vote on each matter submitted to a vote of the stockholders of the Corporation and to have the number of votes equal to the number (including any fraction) of shares of Common Stock into which such share of Series C Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective.  Except as otherwise required by law or by this Certificate, the holders of shares of Common Stock and Series C Preferred Stock shall vote together and not as separate classes.

6.           DIVIDENDS AND DISTRIBUTIONS.  If any dividend or other distribution payable in cash, securities or other property, including a dividend payable in shares of Common Stock, is declared on the Common Stock, each holder of shares of Series C Preferred Stock on the record date for such dividend or distribution shall be entitled to receive on the date of payment or distribution of such dividend or other distribution the same cash, securities or other property which such holder would have received on such record date if such holder was the holder of record of the number (including any fraction) of shares of Common Stock into which the shares of Series C Preferred Stock then held by such holder are then convertible.  No dividend or other distribution shall be declared or paid on the Common Stock unless an equivalent dividend or other distribution that satisfies this Section 6 is declared or paid on the Series C Preferred Stock.

7.           CONVERSION.  The holders of the Series C Preferred Stock shall have conversion rights as follows:

(a)  Conversion Ratio.  The holder of each share of Series C Preferred Stock shall have the right (the “Conversion Right”), at such holder’s option, to convert such share, without cost, on the terms and at the times specified in this Section 7, into the number of fully paid and non-assessable shares of Common Stock as specified by the Conversion Ratio that is in effect at the time of conversion; provided that, and only to the extent that, the Corporation has a sufficient number of shares of authorized but unissued and unreserved Common Stock available to issue upon conversion of all outstanding shares of Series C Preferred Stock.  The initial “Conversion Ratio” for the Series C Preferred Stock is 350:1.  The Conversion Ratio shall be subject to adjustment from time to time as provided in this Section 7.

(b)  Shares Eligible for Conversion.  The below specified number of shares of Series C Preferred Stock shall be eligible for conversion during each successive 90 days, commencing 90 days after the effective date of an increase in the number of authorized but unissued shares of Common Stock sufficient to issue upon conversion of all outstanding shares of Series C Preferred Stock.

The number of Series C Preferred Shares eligible for conversion during each 90 day period is 10% (ten percent) of the original number of shares of Series C Preferred Stock issued to each original holder (“Eligible Shares”).  Any Eligible Shares not converted during any 90 day period may not be cumulated and carried forward to the next 90 day period.  Any subsequent owner or holder of all or any part of Series C Preferred Stock shall be subject to the same eligibility provisions applicable to the original holder of such shares.

(c)  Mechanics of Conversion.  A holder of any share of Series C Preferred Stock may exercise the Conversion Right of such share by surrendering the certificate therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock, together with a written notice to the Corporation which shall state: (A) that such holder elects to convert the same, (B) the number of shares issued to the original holder of such shares; and (C) the number of Eligible Shares and the number of shares of Series C Preferred Stock being converted.  Thereupon the Corporation shall promptly issue and deliver to the holder of such shares a certificate or certificates for the number of whole shares of Common Stock to which such holder shall be entitled.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value (as determined in good faith by the Board of Directors of the Corporation) of the Common Stock.  If the certificate evidencing the Series C Preferred Stock being converted shall also evidence shares of Series C Preferred Stock not being converted, then the Corporation shall also deliver to the holder of such certificate a new stock certificate evidencing the Series C Preferred Stock not converted.  The conversion of any shares of Series C Preferred Stock shall be deemed to have been made immediately prior to the close of business on the date that the shares of Series C Preferred Stock to be converted are surrendered to the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  Any dividends or distributions declared but unpaid at the time of conversion with respect to the Series C Preferred Stock so converted, including any dividends declared on the Common Stock to which the Series C Preferred Stock is entitled pursuant to Section 6 above, shall be paid to the holder of Common Stock issued upon conversion of the Series C Preferred Stock upon the payment date therefore.

The Corporation shall give written notice to each holder of a share of Series C Preferred Stock promptly upon the liquidation, dissolution or winding up of the Corporation, and not more than fifty (50) nor less than twenty (20) days before the anticipated date of consummation of any acquisition of the Corporation or any sale of all or substantially all of the assets of the Corporation and no such acquisition of the Corporation or sale of assets shall be effective until such notice shall have been given.

(d)
Adjustment of Conversion Ratio.  The Conversion Ratio for each share of Series C Preferred Stock and the kind of securities issuable upon the conversion of any share of Series C Preferred Stock shall be adjusted from time to time as follows:

(i)           Subdivision or Combination of Shares.  If the Corporation at any time effects an increase in the number of outstanding shares of Common Stock by subdivision, the Conversion Ratio shall be increased in the same proportions as the Common Stock is subdivided, in each case effective automatically upon, and simultaneously with, the effectiveness of the subdivision which gives rise to the adjustment.  If the Corporation at any time effects a decrease in the number of outstanding shares of Common Stock by combination the Conversion shall remain the same and unchanged.

(ii)           Reclassification, Consolidation or Merger.  If at any time, as a result of (A) a capital reorganization or reclassification (other than a subdivision or combination which gives rise to an adjustment of the Conversion Ratio pursuant to Section 7(d)(i)); or (B) a merger or consolidation of the Corporation with another corporation (whether or not the Corporation is the surviving corporation), the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into or exchanged for the same or a different number of shares of any class or classes of stock of the Corporation or any other corporation, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger or consolidation, appropriate adjustments shall be made in the terms of the Series C Preferred Stock (or of any securities into which the Series C Preferred Stock is changed or for which the Series C Preferred Stock is exchanged), so that: (x) the holders of Series C Preferred Stock or of such substitute securities shall thereafter be entitled to receive, upon conversion of the Series C Preferred Stock or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which such holders would have received at the time of such capital reorganization, reclassification, merger, or consolidation, if such holders had converted their Series C Preferred Stock immediately prior to such capital reorganization, reclassification, merger, or consolidation, and (y) the Series C Preferred Stock or such substitute securities shall thereafter be adjusted on terms as nearly equivalent as may be practicable to the adjustments theretofore provided in this Section 7(d).  No consolidation or merger in which the Corporation is not the surviving corporation shall be consummated unless the surviving corporation shall agree, in writing, to the provisions of this Section 7(d)(ii).  The provisions of this Section 7(d)(ii) shall similarly apply to successive capital reorganizations, reclassifications, mergers, and consolidations.

(iii)           Other Action Affecting Common Stock.  If at any time the Corporation takes any action affecting its Common Stock which, in the opinion of the Board of Directors of the Corporation, would have an adverse effect upon the Conversion Rights of the Series C Preferred Stock and the foregoing conversion ratio adjustment provisions are not strictly applicable but the failure to make any adjustment would adversely affect the Conversion Rights, then the Conversion Ratio and the kind of securities issuable upon the conversion of Series C Preferred Stock shall be adjusted to preserve, without dilution, the Conversion Rights in such manner and at such time as the Board of Directors of the Corporation may in good faith determine to be equitable in the circumstances.

(iv)           Notice of Adjustments.  Whenever the Conversion Ratio or the kind of securities issuable upon the conversion of any one of or all of the Series C Preferred Stock shall be adjusted pursuant to Sections 7(d)(i) - (iii) above, the Corporation shall make a certificate signed by its Chief Financial Officer, Secretary or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and the Conversion Ratio and the kind of securities issuable upon the conversion of the Series C Preferred Stock after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to each holder of Series C Preferred Stock promptly after each adjustment.

(e)           Full Consideration.  All shares of Common Stock which shall be issued upon the conversion of any Series C Preferred Stock (which is itself fully paid and non-assessable) will, upon issuance, be fully paid and non-assessable.  The Corporation will pay such amounts and will take such other action as may be necessary from time to time so that all shares of Common Stock which shall be issued upon the conversion of any Series C Preferred Stock will, upon issuance and without cost to the recipient, be free from all pre-emptive rights, taxes, liens and charges with respect to the issue thereof.

(f)           No Impairment.  The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

(g)           Cancellation of Series C Preferred Stock.  No share of Series C Preferred Stock acquired by the Corporation upon conversion, redemption or purchase shall be reissued and all such shares shall be canceled, retired and returned to the status of authorized and unissued shares of undesignated preferred stock.  The Corporation may take such appropriate corporate action to reduce the authorized number of Series C Preferred Stock accordingly.

8.           PROTECTIVE PROVISIONS.  In addition to any other rights provided by law, so long as at least one share of Series C Preferred Stock is outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of the outstanding shares of the Series C Preferred Stock voting together as a single class:

(a) amend or repeal any provision of the Corporation’s Articles of Incorporation, Bylaws or this Certificate of Designation if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock;

(b) increase or decrease (other than by conversion) the total number of authorized shares of Series C Preferred Stock;

(c) create or issue any series or class, reclassify any authorized capital stock of the Corporation into stock of any series or class, increase the authorized or issued amount of any class or series of stock, or authorize, create, issue or reclassify any obligation or security convertible or exchangeable into or evidencing a right to purchase capital stock of any class or series, that ranks prior to the Series C Preferred Stock as to dividends or rights upon liquidation, dissolution or winding up;

(d) issue any Common Stock after the date on which Series C Preferred Stock has been last issued and sold, whether or not subsequently reacquired or retired by the Corporation, for a consideration per share less than fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation) at such issuance or deemed issuance other than: (1) shares of Common Stock issued in transactions giving rise to adjustments under Sections 7(d)(i) or (ii) above, (2) shares of Common Stock issued upon conversion of shares of Series C Preferred Stock, or (3) shares issued upon the conversion of Convertible Securities (as defined below) if the issuance of such Convertible Securities did not violate Section 8(e) below;

(e) issue any Convertible Securities with respect to which the Effective Price is less than the fair market value of the Common Stock (as determined in good faith by the Board of Directors of the Corporation), at such issuance or deemed issuance.  “CONVERTIBLE SECURITIES” means all rights or options for the purchase of, or stock or other securities convertible into, Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or (2) above) or other Convertible Securities, whenever and each time issued.  The “EFFECTIVE PRICE” with respect to any Convertible Securities means the result of dividing: (1) the sum of (x) the total consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus (y) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of such Convertible Securities (assuming that the full amount of securities issuable upon exercise or conversion are issued), plus (z) the minimum consideration, if any, payable to the Corporation upon exercise or conversion of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities, by: (2) the maximum number of Common Stock (other than Common Stock issued for the purposes set forth in Sections 8(d)(1) or (2) above) issuable upon exercise or conversion of such Convertible Securities or of any Convertible Securities issuable upon exercise or conversion of such Convertible Securities; or

(f) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of.

9.           SEVERABILITY OF PROVISIONS.  If any voting powers, preferences and relative, participating, optional and other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations, and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.